UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3583

Fidelity Mt. Vernon Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2016

Item 1.

Reports to Stockholders

Fidelity® Growth Company Fund Class K Annual Report November 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	3.59%	15.74%	9.97%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Growth Company Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund - Class K on November 30, 2006. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. See above for additional information regarding the performance of Class K.

Period Ending Values
$25,866	Fidelity® Growth Company Fund - Class K
$21,953	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned 8.06% for the 12 months ending November 30, 2016, rising sharply in the final month on post-election optimism for economic growth. The period began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained positive momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.'s June 23 vote to exit the European Union – dubbed "Brexit" – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. For the year, 10 of the 11 sectors in the S&P 500® advanced, with six posting double-digit gains. Telecommunication services (+16%) led the way, its strength attributable to demand for dividend-paying equities early in the period, as well as to company-specific news. Cyclical sectors including industrials (+15%), financials (+14%), energy (+13%) and materials (+12%) posted strong gains, the latter two driven by a rebound in commodity prices. Conversely, real estate (+1%) lagged the index due to a late-period slump related to expectations for rising interest rates. Consumer discretionary (+3%) also underperformed, as competitive pressure continued to weigh on brick-and-mortar retailers.

Comments from Portfolio Manager Steven Wymer:  For the year, the fund’s share classes returned about 4%, modestly underperforming the 4.25% gain of the benchmark Russell 3000 Growth Index. Versus the benchmark, positioning in the pharmaceuticals, biotechnology & life sciences industry weighed most on performance, attributed to stock-specific events and industrywide drug-pricing pressures. Positioning in industrials also hurt. Drugmaker Alnylam Pharmaceuticals was the fund’s biggest relative detractor. Alnylam's shares were cut roughly in half in October when a late-stage trial revealed potential safety issues with one of its drug candidates that sought to treat rare hereditary diseases. The fund's second-largest detractor this period was Regeneron Pharmaceuticals, one of our largest holdings. The firm faced a number of setbacks, including patent infringement woes and concerns about slowing sales growth for its key drug Eylea®, used to treat macular (retinal) degeneration. Turning to the positive, graphics chipmaker Nvidia was the largest relative contributor to fund performance by far. The company's share price more than doubled this period, boosted by consecutive quarters of better-than-expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
NVIDIA Corp.	7.7	4.6
Apple, Inc.	4.8	4.3
Amazon.com, Inc.	4.5	4.4
Alphabet, Inc. Class A	3.9	4.0
Facebook, Inc. Class A	3.0	3.3
Salesforce.com, Inc.	3.0	4.7
adidas AG	2.2	1.2
Microsoft Corp.	2.2	1.3
Alphabet, Inc. Class C	2.0	2.0
Alkermes PLC	1.6	1.3
	34.9

Top Five Market Sectors as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	40.5	37.9
Consumer Discretionary	19.9	20.8
Health Care	19.0	18.7
Industrials	6.9	7.5
Consumer Staples	6.1	8.7

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of November 30, 2016*
Stocks	97.3%
Convertible Securities	2.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 8.9%

As of May 31, 2016*
Stocks	97.4%
Convertible Securities	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 7.9%

Investments November 30, 2016

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.8%
Auto Components - 0.0%
Adient PLC (a)	49,986	$2,677
Automobiles - 0.7%
Tesla Motors, Inc. (a)(b)	1,401,100	265,368
Hotels, Restaurants & Leisure - 3.2%
Buffalo Wild Wings, Inc. (a)	598,800	100,958
China Lodging Group Ltd. ADR	367,600	19,255
Chipotle Mexican Grill, Inc. (a)	145,000	57,468
Dave & Buster's Entertainment, Inc. (a)	362,342	16,976
Del Taco Restaurants, Inc. (a)	1,329,800	19,309
Domino's Pizza, Inc.	278,700	46,833
Dunkin' Brands Group, Inc.	434,540	23,591
Hyatt Hotels Corp. Class A (a)	186,940	9,597
Las Vegas Sands Corp.	907,100	56,848
McDonald's Corp.	1,399,300	166,895
Panera Bread Co. Class A (a)(b)	305,400	64,778
Papa John's International, Inc.	1,020,300	90,154
Shake Shack, Inc. Class A (a)(b)	177,400	6,543
Starbucks Corp.	4,985,300	288,998
Wingstop, Inc.	334,388	10,262
Yum China Holdings, Inc.	2,587,400	72,758
Yum! Brands, Inc.	1,281,600	81,241
		1,132,464
Household Durables - 0.1%
Newell Brands, Inc.	231,654	10,890
Sony Corp. sponsored ADR	1,275,200	37,070
		47,960
Internet & Direct Marketing Retail - 6.9%
Amazon.com, Inc. (a)	2,178,101	1,634,817
Ctrip.com International Ltd. ADR (a)	1,361,700	61,590
Etsy, Inc. (a)	222,100	2,754
Expedia, Inc.	1,099,000	136,331
Groupon, Inc. Class A (a)	9,796,400	38,892
JD.com, Inc. sponsored ADR (a)	305,500	8,209
Netflix, Inc. (a)	2,028,500	237,335
Priceline Group, Inc. (a)	137,768	207,159
The Honest Co., Inc. (a)(c)	39,835	1,242
TripAdvisor, Inc. (a)	126,600	6,112
Vipshop Holdings Ltd. ADR (a)	4,699,000	52,723
Wayfair LLC Class A (a)(b)	2,753,967	100,382
		2,487,546
Leisure Products - 0.1%
Callaway Golf Co.	2,565,900	31,176
NJOY, Inc. (a)(c)	17,666,069	0
		31,176
Media - 1.6%
Comcast Corp. Class A	5,375,700	373,665
Lions Gate Entertainment Corp. (b)	231,492	5,417
The Walt Disney Co.	1,850,700	183,441
Twenty-First Century Fox, Inc. Class A	404,800	11,379
		573,902
Multiline Retail - 0.3%
Dollar General Corp.	244,700	18,920
Dollar Tree, Inc. (a)	595,400	52,490
Target Corp.	284,689	21,989
		93,399
Specialty Retail - 1.5%
AutoNation, Inc. (a)	317,600	14,184
CarMax, Inc. (a)(b)	319,721	18,477
DavidsTea, Inc. (a)	982,600	9,384
Home Depot, Inc.	2,574,700	333,166
L Brands, Inc.	695,400	48,831
Restoration Hardware Holdings, Inc. (a)(b)(d)	2,151,049	77,545
TJX Companies, Inc.	386,000	30,239
		531,826
Textiles, Apparel & Luxury Goods - 5.4%
adidas AG	5,275,500	777,258
Aritzia LP (a)	1,620,800	21,236
Columbia Sportswear Co.	171,000	9,725
Kate Spade & Co. (a)	3,704,715	55,015
lululemon athletica, Inc. (a)(d)	8,984,923	512,051
NIKE, Inc. Class B	3,772,700	188,899
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	9,868,940	224,814
Tory Burch LLC:
Class A unit (a)(c)(e)	950,844	52,810
Class B(a)(c)(e)	324,840	19,241
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	430,500	13,259
Class C (non-vtg.)	417,804	10,771
VF Corp.	582,800	31,768
		1,916,847

TOTAL CONSUMER DISCRETIONARY		7,083,165

CONSUMER STAPLES - 6.1%
Beverages - 2.4%
Constellation Brands, Inc. Class A (sub. vtg.)	360,600	54,501
Dr. Pepper Snapple Group, Inc.	200,400	17,383
Monster Beverage Corp. (a)	9,123,318	408,268
PepsiCo, Inc.	1,161,640	116,280
The Coca-Cola Co.	6,155,300	248,366
		844,798
Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	1,404,300	210,799
CVS Health Corp.	1,057,100	81,280
Drogasil SA	2,947,473	56,203
Kroger Co.	381,950	12,337
Sprouts Farmers Market LLC (a)	66,200	1,325
Walgreens Boots Alliance, Inc.	669,900	56,761
Whole Foods Market, Inc.	699,600	21,261
		439,966
Food Products - 0.7%
Campbell Soup Co.	148,100	8,425
General Mills, Inc.	173,800	10,591
Mead Johnson Nutrition Co. Class A	1,095,000	78,939
Mondelez International, Inc.	681,400	28,101
The Hain Celestial Group, Inc. (a)	349,300	13,689
The Hershey Co.	296,800	28,683
The Kraft Heinz Co.	513,900	41,960
Tyson Foods, Inc. Class A	380,100	21,593
		231,981
Household Products - 0.3%
Church & Dwight Co., Inc.	923,500	40,440
Colgate-Palmolive Co.	481,700	31,421
Kimberly-Clark Corp.	284,300	32,868
Procter & Gamble Co.	148,100	12,212
		116,941
Personal Products - 0.7%
Coty, Inc. Class A	8,797,900	164,609
Herbalife Ltd. (a)	1,637,110	80,268
		244,877
Tobacco - 0.8%
Altria Group, Inc.	2,884,580	184,411
Japan Tobacco, Inc.	412,600	14,304
Philip Morris International, Inc.	527,680	46,584
Reynolds American, Inc.	1,008,726	54,572
		299,871

TOTAL CONSUMER STAPLES		2,178,434

ENERGY - 2.6%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	2,258,800	145,309
Halliburton Co.	546,200	28,998
Schlumberger Ltd.	204,000	17,146
U.S. Silica Holdings, Inc.	1,655,100	83,765
		275,218
Oil, Gas & Consumable Fuels - 1.8%
Anadarko Petroleum Corp.	505,500	34,955
Cabot Oil & Gas Corp.	1,458,400	32,260
Concho Resources, Inc. (a)	653,500	93,464
Continental Resources, Inc. (a)	715,200	41,489
EOG Resources, Inc.	1,534,600	157,327
Hess Corp.	268,600	15,031
Noble Energy, Inc.	1,161,711	44,331
PDC Energy, Inc. (a)	531,200	39,548
Pioneer Natural Resources Co.	647,207	123,642
Range Resources Corp.	1,606,900	56,531
Valero Energy Corp.	243,700	15,002
		653,580

TOTAL ENERGY		928,798

FINANCIALS - 2.4%
Banks - 1.0%
Citigroup, Inc.	577,780	32,581
HDFC Bank Ltd. sponsored ADR	1,601,474	103,327
JPMorgan Chase & Co.	2,005,300	160,765
Signature Bank (a)	64,385	9,652
Wells Fargo & Co.	866,900	45,876
		352,201
Capital Markets - 1.3%
BlackRock, Inc. Class A	448,800	166,411
BM&F BOVESPA SA	5,757,397	28,276
Charles Schwab Corp.	6,684,675	258,430
RPI International Holdings LP (c)	130,847	17,149
		470,266
Consumer Finance - 0.1%
American Express Co.	255,548	18,410
Discover Financial Services	112,644	7,634
		26,044

TOTAL FINANCIALS		848,511

HEALTH CARE - 18.1%
Biotechnology - 13.8%
AbbVie, Inc.	1,068,200	64,947
AbbVie, Inc. (f)	642,091	38,649
ACADIA Pharmaceuticals, Inc. (a)(d)	2,929,105	79,057
ACADIA Pharmaceuticals, Inc. (a)(b)(d)	4,036,694	108,950
Adaptimmune Therapeutics PLC sponsored ADR (a)	685,400	2,858
Adverum Biotechnologies, Inc. (a)	986,400	2,811
Agios Pharmaceuticals, Inc. (a)(b)	1,529,287	89,020
Aimmune Therapeutics, Inc. (a)	211,900	4,810
Alder Biopharmaceuticals, Inc. (a)(b)	450,600	10,612
Alexion Pharmaceuticals, Inc. (a)	1,864,860	228,613
Alkermes PLC (a)(d)	9,933,061	564,496
Alnylam Pharmaceuticals, Inc. (a)(d)	4,824,103	211,633
Amgen, Inc.	1,895,000	273,013
Array BioPharma, Inc. (a)	6,163,770	49,896
aTyr Pharma, Inc. (a)(b)(d)	562,107	1,743
aTyr Pharma, Inc. (a)(d)(f)	1,469,144	4,554
BeiGene Ltd. ADR (b)	1,884,861	59,750
Biogen, Inc. (a)	354,500	104,248
bluebird bio, Inc. (a)(b)(d)	2,434,481	146,921
Celgene Corp. (a)	1,263,088	149,689
Celldex Therapeutics, Inc. (a)(b)	5,853,416	22,302
Cellectis SA sponsored ADR (a)	701,962	11,835
Chimerix, Inc. (a)(d)	2,915,257	14,256
Coherus BioSciences, Inc. (a)(b)	2,029,917	54,605
Corvus Pharmaceuticals, Inc.	330,300	5,097
CytomX Therapeutics, Inc. (a)	678,978	7,564
CytomX Therapeutics, Inc. (f)	794,033	8,846
Dicerna Pharmaceuticals, Inc. (a)	875,550	2,609
Editas Medicine, Inc.	1,264,682	18,047
Exelixis, Inc. (a)(d)	18,229,867	308,449
Fate Therapeutics, Inc. (a)(b)	1,676,206	4,928
Five Prime Therapeutics, Inc. (a)	1,119,055	64,368
Galapagos Genomics NV sponsored ADR (a)	1,120,098	66,220
Genocea Biosciences, Inc. (a)(b)	518,900	2,086
Gilead Sciences, Inc.	2,919,795	215,189
Global Blood Therapeutics, Inc. (a)	668,417	12,800
Heron Therapeutics, Inc. (a)(b)	918,591	14,100
Intellia Therapeutics, Inc. (a)(b)	1,382,500	21,774
Intercept Pharmaceuticals, Inc. (a)(b)	158,654	16,043
Intrexon Corp. (a)(b)	551,275	16,086
Ionis Pharmaceuticals, Inc. (a)(b)(d)	8,098,427	354,387
Ironwood Pharmaceuticals, Inc. Class A (a)	6,028,193	94,070
Lexicon Pharmaceuticals, Inc. (a)(b)(d)	6,811,148	103,734
Macrogenics, Inc. (a)	157,921	4,095
Merrimack Pharmaceuticals, Inc. (a)(b)(d)	7,509,421	41,377
Momenta Pharmaceuticals, Inc. (a)(d)	5,402,265	76,442
Opko Health, Inc. (a)	422,498	4,390
PhaseRx, Inc. (b)	298,252	626
Protagonist Therapeutics, Inc.	270,458	6,748
Prothena Corp. PLC (a)(d)	2,145,423	126,623
Regeneron Pharmaceuticals, Inc. (a)	1,271,218	482,097
Regulus Therapeutics, Inc. (a)(d)	3,115,245	7,632
Rigel Pharmaceuticals, Inc. (a)(d)	8,211,095	21,349
Sage Therapeutics, Inc. (a)(b)(d)	1,997,456	100,093
Seattle Genetics, Inc.(a)	3,503,836	227,084
Seres Therapeutics, Inc. (a)	1,321,311	13,200
Seres Therapeutics, Inc. (f)	572,827	5,723
Shire PLC sponsored ADR	101,316	17,690
Spark Therapeutics, Inc. (a)(b)	352,788	19,407
Syros Pharmaceuticals, Inc. (b)(d)	816,234	11,084
Syros Pharmaceuticals, Inc. (d)	938,008	12,101
TESARO, Inc. (a)	122,793	16,662
Ultragenyx Pharmaceutical, Inc. (a)(b)	838,000	65,607
Versartis, Inc. (a)	590,494	7,352
Vertex Pharmaceuticals, Inc. (a)	335,967	27,418
		4,930,465
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	529,900	20,173
Align Technology, Inc. (a)	151,256	14,074
Baxter International, Inc.	508,100	22,544
Danaher Corp.	1,518,200	118,678
DexCom, Inc. (a)	537,900	35,119
Entellus Medical, Inc. (a)(b)	407,300	7,507
Genmark Diagnostics, Inc. (a)	1,340,553	15,577
Insulet Corp. (a)	1,980,482	66,643
Intuitive Surgical, Inc. (a)	98,293	63,275
Novocure Ltd. (a)(b)	1,262,000	9,781
Novocure Ltd. (f)	571,461	4,429
Penumbra, Inc. (a)(b)	1,267,087	78,433
Presbia PLC (a)(d)	1,183,529	5,184
St. Jude Medical, Inc.	402,400	31,870
Zeltiq Aesthetics, Inc. (a)(b)	427,300	18,805
		512,092
Health Care Providers & Services - 0.9%
Apollo Hospitals Enterprise Ltd.	720,000	12,549
Cardinal Health, Inc.	767,700	54,514
Express Scripts Holding Co. (a)	352,003	26,710
Laboratory Corp. of America Holdings (a)	178,000	22,401
McKesson Corp.	478,900	68,871
UnitedHealth Group, Inc.	897,300	142,061
		327,106
Health Care Technology - 0.3%
athenahealth, Inc. (a)(b)	757,700	71,678
Castlight Health, Inc. Class B (a)(b)	2,420,594	11,256
Cerner Corp. (a)	206,100	10,260
		93,194
Life Sciences Tools & Services - 0.1%
Divi's Laboratories Ltd.	124,668	2,132
Illumina, Inc. (a)	180,838	24,077
		26,209
Pharmaceuticals - 1.6%
Adimab LLC unit (a)(c)(e)	3,162,765	76,033
Allergan PLC	318,038	61,795
Avexis, Inc. (b)	934,341	55,238
Bristol-Myers Squibb Co.	2,952,500	166,639
Castle Creek Pharmaceuticals, LLC Class A-2 unit (c)(e)	46,864	15,465
Cempra, Inc. (a)(b)	401,900	2,612
Endocyte, Inc. (a)(b)	1,837,415	4,888
Intra-Cellular Therapies, Inc. (a)(b)(d)	3,416,199	47,622
Jazz Pharmaceuticals PLC (a)	451,900	46,830
Kolltan Pharmaceuticals, Inc. rights (a)	7,940,644	1,334
Mylan N.V. (a)	117,800	4,313
Stemcentrx, Inc. rights 12/31/21 (a)	2,065,715	5,701
Teva Pharmaceutical Industries Ltd. sponsored ADR	631,800	23,819
The Medicines Company (a)	1,961,778	68,858
Theravance Biopharma, Inc. (a)(b)	312,600	8,703
		589,850

TOTAL HEALTH CARE		6,478,916

INDUSTRIALS - 6.6%
Aerospace & Defense - 0.8%
Lockheed Martin Corp.	562,400	149,177
Northrop Grumman Corp.	74,221	18,529
Space Exploration Technologies Corp. Class A (a)(c)	356,922	37,116
The Boeing Co.	653,400	98,376
		303,198
Air Freight & Logistics - 0.4%
FedEx Corp.	106,300	20,375
United Parcel Service, Inc. Class B	1,148,600	133,146
		153,521
Airlines - 2.6%
Allegiant Travel Co.	387,800	63,367
Delta Air Lines, Inc.	1,400,600	67,481
InterGlobe Aviation Ltd. (a)	632,349	7,923
JetBlue Airways Corp. (a)	10,018,423	201,270
Ryanair Holdings PLC sponsored ADR	551,152	44,004
Southwest Airlines Co.	3,188,315	148,607
Spirit Airlines, Inc. (a)	2,294,460	127,572
United Continental Holdings, Inc. (a)	2,607,500	179,787
Wheels Up Partners Holdings LLC Series B unit (a)(c)(e)	6,703,518	18,032
Wizz Air Holdings PLC (a)(d)	3,073,536	64,452
		922,495
Building Products - 0.1%
Tyco International Ltd.	500,066	22,493
Electrical Equipment - 0.3%
AMETEK, Inc.	76,300	3,613
Eaton Corp. PLC	506,800	33,707
Emerson Electric Co.	440,700	24,873
Fortive Corp.	759,300	41,754
		103,947
Industrial Conglomerates - 0.9%
3M Co.	1,014,400	174,213
Honeywell International, Inc.	1,325,500	151,027
		325,240
Machinery - 1.2%
Caterpillar, Inc.	2,962,400	283,087
Cummins, Inc.	137,400	19,481
Deere & Co.	383,500	38,427
Illinois Tool Works, Inc.	342,700	42,899
Wabtec Corp.	242,600	20,541
Xylem, Inc.	761,700	39,288
		443,723
Road & Rail - 0.3%
Union Pacific Corp.	905,000	91,704

TOTAL INDUSTRIALS		2,366,321

INFORMATION TECHNOLOGY - 39.4%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	68,400	6,485
Cisco Systems, Inc.	666,200	19,866
Infinera Corp. (a)(d)	12,561,828	106,776
Palo Alto Networks, Inc. (a)	86,300	11,596
		144,723
Electronic Equipment & Components - 0.2%
TE Connectivity Ltd.	129,900	8,786
Trimble, Inc. (a)	1,648,200	46,463
		55,249
Internet Software & Services - 10.7%
Actua Corp. (a)(d)	3,188,221	43,200
Akamai Technologies, Inc. (a)	260,800	17,395
Alibaba Group Holding Ltd. sponsored ADR (a)	1,411,700	132,728
Alphabet, Inc.:
Class A (a)	1,786,778	1,386,325
Class C (a)	925,883	701,856
Apptio, Inc. (d)	881,266	15,712
Apptio, Inc. Class A (d)	414,600	8,213
Baidu.com, Inc. sponsored ADR (a)	22,698	3,789
Criteo SA sponsored ADR (a)(b)	307,783	12,702
Dropbox, Inc. (a)(c)	1,105,082	14,057
eBay, Inc. (a)	3,167,700	88,094
Facebook, Inc. Class A (a)	9,149,291	1,083,459
GoDaddy, Inc. (a)	447,800	15,825
Hortonworks, Inc. (a)(b)	272,500	2,477
NAVER Corp.	9,827	6,659
New Relic, Inc. (a)(b)	519,279	16,466
Nutanix, Inc.:
Class A (a)(b)(d)	964,600	30,867
Class B (d)	1,151,309	33,158
Shopify, Inc. Class A (a)	3,912,942	163,052
Tencent Holdings Ltd.	791,500	19,709
Twitter, Inc. (a)(b)	42,590	787
Wix.com Ltd. (a)	1,019,000	50,441
		3,846,971
IT Services - 2.7%
Cognizant Technology Solutions Corp. Class A (a)	1,055,032	58,111
IBM Corp.	169,700	27,529
MasterCard, Inc. Class A	2,877,800	294,111
PayPal Holdings, Inc. (a)	3,626,600	142,453
Visa, Inc. Class A	5,528,405	427,456
		949,660
Semiconductors & Semiconductor Equipment - 11.2%
Advanced Micro Devices, Inc. (a)	4,636,400	41,310
Applied Materials, Inc.	224,300	7,222
Applied Micro Circuits Corp. (a)(d)	6,066,489	53,082
ASML Holding NV	230,693	23,791
Broadcom Ltd.	707,402	120,605
Cavium, Inc. (a)	2,477,460	141,290
Cirrus Logic, Inc. (a)	3,013,367	165,735
Cree, Inc. (a)	3,479,371	88,098
Intel Corp.	392,200	13,609
KLA-Tencor Corp.	288,300	23,018
M/A-COM Technology Solutions Holdings, Inc. (a)	292,414	14,568
Mellanox Technologies Ltd. (a)	809,889	33,570
Micron Technology, Inc. (a)	327,300	6,392
NVIDIA Corp. (d)	30,031,051	2,768,858
NXP Semiconductors NV (a)	285,000	28,258
Qorvo, Inc. (a)	269,400	14,389
Rambus, Inc. (a)	2,837,000	37,307
Silicon Laboratories, Inc. (a)(d)	3,247,273	215,457
Skyworks Solutions, Inc.	146,031	11,222
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,451,700	43,101
Texas Instruments, Inc.	2,278,900	168,479
		4,019,361
Software - 9.2%
Activision Blizzard, Inc.	7,699,808	281,890
Adobe Systems, Inc. (a)	1,478,736	152,029
Appirio, Inc. Escrow(c)	389,363	94
Atlassian Corp. PLC	233,800	6,345
Autodesk, Inc. (a)	716,800	52,047
CyberArk Software Ltd. (a)	1,429,900	72,939
Electronic Arts, Inc. (a)	2,409,152	190,901
HubSpot, Inc. (a)(d)	1,782,554	100,001
Intuit, Inc.	545,200	61,978
Microsoft Corp.	12,868,617	775,463
Oracle Corp.	1,156,100	46,464
Paylocity Holding Corp. (a)	203,700	6,745
Proofpoint, Inc. (a)	475,000	36,580
Red Hat, Inc. (a)	4,684,986	370,629
Salesforce.com, Inc. (a)	14,997,612	1,079,828
ServiceNow, Inc. (a)	535,600	44,535
Zendesk, Inc. (a)	1,649,500	35,118
		3,313,586
Technology Hardware, Storage & Peripherals - 5.0%
Apple, Inc.	15,573,548	1,721,189
Pure Storage, Inc. Class A (a)	4,463,819	62,270
Samsung Electronics Co. Ltd.	12,683	18,805
Western Digital Corp.	109,213	6,952
		1,809,216

TOTAL INFORMATION TECHNOLOGY		14,138,766

MATERIALS - 1.4%
Chemicals - 1.4%
AdvanSix, Inc. (a)	77,124	1,442
CF Industries Holdings, Inc.	1,226,525	35,496
E.I. du Pont de Nemours & Co.	1,422,800	104,732
Monsanto Co.	926,271	95,137
Praxair, Inc.	213,300	25,660
The Dow Chemical Co.	1,403,800	78,220
The Mosaic Co.	307,200	8,724
The Scotts Miracle-Gro Co. Class A	1,595,000	145,576
		494,987
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	1,131,500	115,719
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc.	1,223,000	61,028
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)	3,147,500	170,626

TOTAL TELECOMMUNICATION SERVICES		231,654

TOTAL COMMON STOCKS
(Cost $19,399,252)		34,865,271

Preferred Stocks - 2.4%
Convertible Preferred Stocks - 2.4%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.0%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred unit (c)(e)	56,343	7,719
Household Durables - 0.1%
Roku, Inc.:
Series F, 8.00% (a)(c)	17,901,305	31,327
Series G, 8.00% (a)(c)	2,750,007	4,813
Series H (c)	823,979	1,442
		37,582
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc.:
Series C (a)(c)	92,950	3,061
Series D (a)(c)	69,363	2,530
		5,591
Media - 0.0%
Turn, Inc. Series E (a)(c)	984,774	3,121
TOTAL CONSUMER DISCRETIONARY		54,013
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Blue Apron, Inc. Series D (a)(c)	750,363	10,858
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
UNITY Biotechnology, Inc. Series B (c)	2,214,616	8,194
HEALTH CARE - 0.9%
Biotechnology - 0.8%
10X Genomics, Inc. Series C (c)	2,105,333	10,085
Immunocore Ltd. Series A (a)(c)	67,323	14,865
Intarcia Therapeutics, Inc.:
Series CC (a)(c)	1,051,411	63,085
Series DD (a)(c)	1,543,687	92,621
Moderna Therapeutics, Inc.:
Series D (c)	4,688,230	41,163
Series E (c)	5,651,170	49,617
Series F (c)	140,212	1,231
RaNA Therapeutics LLC Series B (a)(c)	4,408,601	3,042
		275,709
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (c)	2,790,742	18,224
Health Care Technology - 0.0%
Codiak Biosciences, Inc.:
Series A (c)	589,863	1,557
Series B (c)	1,917,058	5,061
		6,618
TOTAL HEALTH CARE		300,551
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)	216,276	22,491
Commercial Services & Supplies - 0.1%
Domo, Inc. Series D (a)(c)	2,990,903	20,317
Professional Services - 0.1%
YourPeople, Inc. Series C (c)	5,833,137	55,590
TOTAL INDUSTRIALS		98,398
INFORMATION TECHNOLOGY - 1.1%
Internet Software & Services - 0.7%
Jet.Com, Inc. Series B1 Escrow(c)	7,578,338	2,489
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)	4,770,180	232,652
Series E, 8.00% (a)(c)	209,216	10,204
		245,345
IT Services - 0.1%
AppNexus, Inc. Series E (a)(c)	923,523	24,012
Software - 0.3%
Appirio, Inc. Series E Escrow(c)	2,725,544	730
Cloudera, Inc. Series F (a)(c)	529,285	15,901
Cloudflare, Inc. Series D 0.08% (a)(c)	1,429,726	8,564
Dataminr, Inc. Series D (a)(c)	1,773,901	12,291
MongoDB, Inc. Series F, 8.00% (a)(c)	1,913,404	16,194
Snapchat, Inc. Series F (a)(c)	1,985,264	60,987
Taboola.Com Ltd. Series E (a)(c)	1,337,420	17,530
		132,197
TOTAL INFORMATION TECHNOLOGY		401,554
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series E (c)	835,497	3,860

TOTAL CONVERTIBLE PREFERRED STOCKS		877,428

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
C. Wonder LLC Class A-1 (a)(c)(e)	619,048	0
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Yumanity Holdings LLC Class A (c)	464,607	3,587

TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,587

TOTAL PREFERRED STOCKS
(Cost $615,570)		881,015
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Turn, Inc. 1.48% 3/2/23(c)
(Cost $306)	306	306
	Shares	Value (000s)

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 0.39% (g)	62,860,972	62,874
Fidelity Securities Lending Cash Central Fund 0.48% (g)(h)	401,706,108	401,786
TOTAL MONEY MARKET FUNDS
(Cost $464,586)		464,660
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $20,479,714)		36,211,252
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(358,266)
NET ASSETS - 100%		$35,852,986

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,132,560,000 or 3.2% of net assets.

 (d) Affiliated company

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $62,201,000 or 0.2% of net assets.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
10X Genomics, Inc. Series C	2/23/16	$9,428
Adimab LLC unit	9/17/14 - 6/5/15	$47,869
Altiostar Networks, Inc. Series E	9/26/16	$3,860
Appirio, Inc. Escrow	11/24/16	$94
Appirio, Inc. Series E Escrow	11/24/16	$730
AppNexus, Inc. Series E	8/1/14	$18,500
Blue Apron, Inc. Series D	5/18/15	$10,000
C. Wonder LLC Class A-1	12/27/12 - 6/25/13	$19,500
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$15,465
Cloudera, Inc. Series F	2/5/14	$7,706
Cloudflare, Inc. Series D 0.08%	11/5/14	$8,758
Codiak Biosciences, Inc. Series A	11/12/15	$590
Codiak Biosciences, Inc. Series B	11/12/15	$5,751
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$22,617
Domo, Inc. Series D	1/24/14	$12,362
Dropbox, Inc.	5/2/12	$10,000
Immunocore Ltd. Series A	7/27/15	$12,669
Intarcia Therapeutics, Inc. Series CC	11/14/12	$14,331
Intarcia Therapeutics, Inc. Series DD	3/17/14	$50,000
Jet.Com, Inc. Series B1 Escrow	9/19/16	$2,489
MOD Super Fast Pizza Holdings LLC Series 3 Preferred unit	11/3/16	$7,719
Moderna Therapeutics, Inc. Series D	11/6/13	$20,615
Moderna Therapeutics, Inc. Series E	12/18/14	$24,850
Moderna Therapeutics, Inc. Series F	8/10/16	$617
MongoDB, Inc. Series F, 8.00%	10/2/13	$32,000
Mulberry Health, Inc. Series A8	1/20/16	$18,851
NJOY, Inc.	6/7/13 - 2/14/14	$19,365
RaNA Therapeutics LLC Series B	7/17/15	$4,761
Roku, Inc. Series F, 8.00%	5/7/13 - 5/28/13	$16,212
Roku, Inc. Series G, 8.00%	10/1/14	$3,574
Roku, Inc. Series H	11/9/15	$1,260
RPI International Holdings LP	5/21/15 - 3/23/16	$16,269
Snapchat, Inc. Series F	3/25/15 - 2/12/16	$60,987
Space Exploration Technologies Corp. Class A	10/16/15	$31,766
Space Exploration Technologies Corp. Series G	1/20/15	$16,753
Taboola.Com Ltd. Series E	12/22/14	$13,943
The Honest Co., Inc.	8/21/14	$1,078
The Honest Co., Inc. Series C	8/21/14	$2,515
The Honest Co., Inc. Series D	8/3/15	$3,174
Tory Burch LLC Class A unit	5/14/15	$67,653
Tory Burch LLC Class B	12/31/12	$17,505
Turn, Inc. Series E	12/30/13	$8,213
Turn, Inc. 1.48% 3/2/23	3/2/16	$306
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$74,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$6,971
UNITY Biotechnology, Inc. Series B	10/14/16	$9,102
Wheels Up Partners Holdings LLC Series B unit	9/18/15	$19,040
YourPeople, Inc. Series C	5/1/15	$86,920
Yumanity Holdings LLC Class A	2/8/16	$3,140

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$387
Fidelity Securities Lending Cash Central Fund	8,248
Total	$8,635

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
ACADIA Pharmaceuticals, Inc.	$107,666	$45,035	$9,227	$--	$108,950
ACADIA Pharmaceuticals, Inc.	111,160	--	--	--	79,057
Actua Corp.	41,096	316	4,200	--	43,200
Alkermes PLC	745,876	30,702	40,718	--	564,496
Alnylam Pharmaceuticals, Inc.	512,375	20,379	24,688	--	211,633
Applied Micro Circuits Corp.	46,056	2,819	5,030	--	53,082
Apptio, Inc.	--	--	--	--	15,712
Apptio, Inc. Class A	--	9,342	358	--	8,213
aTyr Pharma, Inc.	5,110	28	182	--	1,743
aTyr Pharma, Inc.	12,502	--	--	--	4,554
bluebird bio, Inc.	205,014	17,452	11,087	--	146,921
Castlight Health, Inc. Class B	10,480	--	834	--	--
Cavium, Inc.	191,120	11,391	29,770	--	--
Chimerix, Inc.	105,837	2,702	1,369	--	14,256
Chuy's Holdings, Inc.	45,305	--	40,835	--	--
Cree, Inc.	184,985	13,676	92,905	--	--
Dicerna Pharmaceuticals, Inc.	14,490	--	880	--	--
Eleven Biotherapeutics, Inc.	3,828	--	432	--	--
Exelixis, Inc.	83,646	61,927	13,126	--	308,449
Fate Therapeutics, Inc.	7,602	--	368	--	--
Homeinns Hotel Group ADR	78,489	--	1,627	--	--
HubSpot, Inc.	67,790	29,259	7,091	--	100,001
Infinera Corp.	290,889	7,900	14,292	--	106,776
Intra-Cellular Therapies, Inc.	128,584	50,651	5,589	--	47,622
Ionis Pharmaceuticals, Inc.	509,728	15,932	26,521	--	354,387
Kate Spade & Co.	155,897	725	73,788	--	--
Lexicon Pharmaceuticals, Inc.	81,561	21,165	7,969	--	103,734
lululemon athletica, Inc.	453,130	30,692	58,783	--	512,051
Marketo, Inc.	67,012	--	77,045	--	--
Merrimack Pharmaceuticals, Inc.	75,878	401	4,211	--	41,377
Momenta Pharmaceuticals, Inc.	101,247	1,762	5,424	--	76,442
Nutanix, Inc. Class A	--	29,557	645	--	30,867
Nutanix, Inc. Class B	--	--	--	--	33,158
NVIDIA Corp.	1,195,282	17,321	538,182	16,902	2,768,858
PhaseRx, Inc.	--	3,096	618	--	--
Presbia PLC	5,504	1,483	419	--	5,184
Prothena Corp. PLC	145,362	11,961	9,600	--	126,623
Regulus Therapeutics, Inc.	33,318	350	1,186	--	7,632
Restoration Hardware Holdings, Inc.	185,808	9,247	6,720	--	77,545
Rigel Pharmaceuticals, Inc.	16,099	9,760	1,836	--	21,349
Sage Therapeutics, Inc.	78,768	22,178	6,834	--	100,093
Silicon Laboratories, Inc.	184,882	5,791	15,410	--	215,457
Syros Pharmaceuticals, Inc.	--	11,698	573	--	11,084
Syros Pharmaceuticals, Inc.	--	2,451	--	--	12,101
Transition Therapeutics, Inc.	5,321	--	131	--	--
Wizz Air Holdings PLC	77,780	10,502	5,993	--	64,452
Total	$6,372,477	$509,651	$1,146,496	$16,902	$6,377,059

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$7,137,178	$6,232,614	$777,258	$127,306
Consumer Staples	2,189,292	2,164,130	14,304	10,858
Energy	928,798	928,798	--	--
Financials	856,705	831,362	--	25,343
Health Care	6,783,054	6,314,952	65,431	402,671
Industrials	2,464,719	2,303,250	7,923	153,546
Information Technology	14,540,320	14,056,036	68,579	415,705
Materials	494,987	494,987	--	--
Real Estate	115,719	115,719	--	--
Telecommunication Services	235,514	231,654	--	3,860
Corporate Bonds	306	--	--	306
Money Market Funds	464,660	464,660	--	--
Total Investments in Securities:	$36,211,252	$34,138,162	$933,495	$1,139,595

The following are reconciliations of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Health Care
Beginning Balance	$313,457
Net Realized Gain (Loss) on Investment Securities	10,928
Net Unrealized Gain (Loss) on Investment Securities	120,425
Cost of Purchases	103,181
Proceeds of Sales	(145,320)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$402,671
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2016	$120,426
Equities - Information Technology
Beginning Balance	$397,096
Net Realized Gain (Loss) on Investment Securities	28,619
Net Unrealized Gain (Loss) on Investment Securities	63,675
Cost of Purchases	50,400
Proceeds of Sales	(124,085)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$415,705
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2016	$55,414
Other Investments in Securities
Beginning Balance	$312,135
Net Realized Gain (Loss) on Investment Securities	5,790
Net Unrealized Gain (Loss) on Investment Securities	24,973
Cost of Purchases	133,549
Proceeds of Sales	(155,228)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$321,219
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2016	$13,376

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through in-kind transactions. See Note (4) of the Notes to Financial Statements. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2016
Assets
Investment in securities, at value (including securities loaned of $383,378) — See accompanying schedule: Unaffiliated issuers (cost $16,914,451)	$29,670,418
Fidelity Central Funds (cost $464,586)	464,660
Other affiliated issuers (cost $3,100,677)	6,076,174
Total Investments (cost $20,479,714)		$36,211,252
Restricted cash		250
Receivable for investments sold		96,501
Receivable for fund shares sold		22,572
Dividends receivable		31,578
Interest receivable		3
Distributions receivable from Fidelity Central Funds		484
Prepaid expenses		86
Other receivables		1,754
Total assets		36,364,480
Liabilities
Payable to custodian bank	$286
Payable for investments purchased	43,258
Payable for fund shares redeemed	41,698
Accrued management fee	19,029
Other affiliated payables	3,493
Other payables and accrued expenses	2,023
Collateral on securities loaned, at value	401,707
Total liabilities		511,494
Net Assets		$35,852,986
Net Assets consist of:
Paid in capital		$18,116,189
Undistributed net investment income		35,263
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,970,037
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,731,497
Net Assets		$35,852,986
Growth Company:
Net Asset Value, offering price and redemption price per share ($21,113,864 ÷ 147,893 shares)		$142.76
Class K:
Net Asset Value, offering price and redemption price per share ($14,739,122 ÷ 103,258 shares)		$142.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2016
Investment Income
Dividends (including $16,902 earned from other affiliated issuers)		$302,739
Interest		3
Income from Fidelity Central Funds		8,635
Total income		311,377
Expenses
Management fee
Basic fee	$204,424
Performance adjustment	21,329
Transfer agent fees	40,712
Accounting and security lending fees	2,305
Custodian fees and expenses	639
Independent trustees' fees and expenses	164
Registration fees	221
Audit	260
Legal	75
Interest	1
Miscellaneous	317
Total expenses before reductions	270,447
Expense reductions	(667)	269,780
Net investment income (loss)		41,597
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,976,805
Fidelity Central Funds	21
Other affiliated issuers	434,753
Foreign currency transactions	(56)
Total net realized gain (loss)		4,411,523
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,344,116)
Assets and liabilities in foreign currencies	14
Total change in net unrealized appreciation (depreciation)		(3,344,102)
Net gain (loss)		1,067,421
Net increase (decrease) in net assets resulting from operations		$1,109,018

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2016	Year ended November 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,597	$13,855
Net realized gain (loss)	4,411,523	4,437,105
Change in net unrealized appreciation (depreciation)	(3,344,102)	(841,705)
Net increase (decrease) in net assets resulting from operations	1,109,018	3,609,255
Distributions to shareholders from net investment income	(13,792)	(57,135)
Distributions to shareholders from net realized gain	(1,582,394)	(1,421,834)
Total distributions	(1,596,186)	(1,478,969)
Share transactions - net increase (decrease)	(4,759,956)	(3,437,067)
Total increase (decrease) in net assets	(5,247,124)	(1,306,781)
Net Assets
Beginning of period	41,100,110	42,406,891
End of period	$35,852,986	$41,100,110
Other Information
Undistributed net investment income end of period	$35,263	$12,121

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Company Fund

Years ended November 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$143.47	$136.46	$124.69	$95.80	$85.29
Income from Investment Operations
Net investment income (loss)A	.09	(.01)	.15	.29	.15
Net realized and unrealized gain (loss)	4.71	11.72	20.49	31.23	13.12
Total from investment operations	4.80	11.71	20.64	31.52	13.27
Distributions from net investment income	–	(.13)	(.21)	(.19)	(.05)
Distributions from net realized gain	(5.51)	(4.57)	(8.67)	(2.44)	(2.71)
Total distributions	(5.51)	(4.70)	(8.87)B	(2.63)	(2.76)
Net asset value, end of period	$142.76	$143.47	$136.46	$124.69	$95.80
Total ReturnC	3.48%	8.90%	17.80%	33.85%	16.24%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.88%	.82%	.83%	.90%
Expenses net of fee waivers, if any	.77%	.87%	.82%	.83%	.90%
Expenses net of all reductions	.77%	.87%	.82%	.83%	.90%
Net investment income (loss)	.07%	(.01)%	.12%	.27%	.16%
Supplemental Data
Net assets, end of period (in millions)	$21,114	$23,513	$24,165	$22,936	$22,952
Portfolio turnover rateF	19%G	18%G	12%G	26%	33%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $8.87 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $8.666 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Company Fund Class K

Years ended November 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$143.42	$136.41	$124.68	$95.82	$85.35
Income from Investment Operations
Net investment income (loss)A	.23	.12	.29	.42	.27
Net realized and unrealized gain (loss)	4.71	11.72	20.48	31.21	13.10
Total from investment operations	4.94	11.84	20.77	31.63	13.37
Distributions from net investment income	(.11)	(.26)	(.37)	(.34)	(.19)
Distributions from net realized gain	(5.51)	(4.57)	(8.67)	(2.44)	(2.71)
Total distributions	(5.62)	(4.83)	(9.04)	(2.77)B	(2.90)
Net asset value, end of period	$142.74	$143.42	$136.41	$124.68	$95.82
Total ReturnC	3.59%	9.01%	17.93%	34.02%	16.38%
Ratios to Average Net AssetsD,E
Expenses before reductions	.66%	.77%	.71%	.71%	.77%
Expenses net of fee waivers, if any	.66%	.77%	.71%	.71%	.77%
Expenses net of all reductions	.66%	.77%	.71%	.71%	.77%
Net investment income (loss)	.17%	.09%	.24%	.39%	.29%
Supplemental Data
Net assets, end of period (in millions)	$14,739	$17,587	$18,242	$21,951	$15,454
Portfolio turnover rateF	19%G	18%G	12%G	26%	33%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.77 per share is comprised of distributions from net investment income of $.336 and distributions from net realized gain of $2.438 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 11/30/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$ 306	Market approach	Transaction Price	$100.00	Increase
Equities	1,139,289	Discounted cash flow	Discount rate	8.0% - 22.1% / 18.1	Decrease
			Weighted average cost of capital (WACC)	11.5%	Decrease
			Discount for lack of marketability	10.0% - 25.0% / 23.7%	Decrease
			Growth rate	2.0% - 2.5% / 2.1%	Increase
		Market approach	Discount rate	3.0% - 50.0% / 13.7%	Decrease
			Transaction price	$1.08 - $330.00 / $51.61	Increase
			Tender price	$24.04	Increase
			Discount for lack of marketability	10.0% - 20.0% / 15.5%	Decrease
			Liquidity preference	$6.75 - $68.25 / $59.82	Increase
			Premium rate	6.0% - 169.0% / 46.1%	Increase
			Proxy discount	12.0% - 36.1% / 19.6%	Decrease
			Proxy premium	21.5%	Increase
		Market comparable	Price/Earnings multiple (P/E)	10.5	Increase
			Enterprise value/EBITDA multiple	9.3	Increase
			Enterprise value/Sales multiple (EV/S)	0.6 - 15.3 / 4.9	Increase
			Enterprise value/Gross profit multiple (EV/GP)	5.1	Increase
		Recovery value	Recovery value	0.0% - 0.3% / 0.3%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$17,351,013
Gross unrealized depreciation	(1,661,098)
Net unrealized appreciation (depreciation) on securities	$15,689,915
Tax Cost	$20,521,337

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$36,945
Undistributed long-term capital gain	$2,011,660
Net unrealized appreciation (depreciation) on securities and other investments	$15,689,874

The tax character of distributions paid was as follows:

	November 30, 2016	November 30, 2015
Ordinary Income	$13,792	$ 57,135
Long-term Capital Gains	1,582,394	1,421,834
Total	$1,596,186	$ 1,478,969

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $189,550 in these Subsidiaries, representing .53% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $7,024,112 and $9,140,669, respectively.

Redemptions In-Kind. During the period, 26,809 shares of the Fund held by unaffiliated entities were redeemed in-kind for cash and investments with a value of $3,667,395. The net realized gain of $2,216,038 on investments delivered through the in-kind redemption is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 31,588 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $4,379,418. They had a net realized gain of $2,610,732 on investments delivered through the in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Company	$33,401.15
Class K	7,311.05
	$40,712

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $236 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$19,086.59%		$1

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $500.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $96 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $23,623. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,248, including $571 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $370 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $293.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2016	Year ended November 30, 2015
From net investment income
Growth Company	$–	$22,481
Class K	13,792	34,654
Total	$13,792	$57,135
From net realized gain
Growth Company	$904,788	$808,358
Class K	677,606	613,476
Total	$1,582,394	$1,421,834

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2016	Year ended November 30, 2015	Year ended November 30, 2016	Year ended November 30, 2015
Growth Company
Shares sold	17,124	20,925	$2,254,562	$2,877,874
Reinvestment of distributions	6,196	6,056	857,904	796,034
Shares redeemed	(39,316)(a)	(40,175)(b)	(5,283,210)(a)	(5,503,138)(b)
Net increase (decrease)	(15,996)	(13,194)	$(2,170,744)	$(1,829,230)
Class K
Shares sold	18,989	41,669	$2,493,477	$5,709,393
Reinvestment of distributions	5,003	4,938	691,398	648,130
Shares redeemed	(43,361)(a)	(57,706)(b)	(5,774,087)(a)	(7,965,360)(b)
Net increase (decrease)	(19,369)	(11,099)	$(2,589,212)	$(1,607,837)

 (a) Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind)

 (b) Amount includes in-kind redemptions.(see Note 4: Prior Fiscal Year Redemptions In-Kind)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 23, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 to November 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period-B June 1, 2016 to November 30, 2016
Growth Company	.74%
Actual		$1,000.00	$1,074.40	$3.84
Hypothetical-C		$1,000.00	$1,021.30	$3.74
Class K	.63%
Actual		$1,000.00	$1,074.90	$3.27
Hypothetical-C		$1,000.00	$1,021.85	$3.18

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Growth Company Fund
Growth Company	12/28/16	12/27/16	$0.093	$8.069
Class K	12/28/16	12/27/16	$0.231	$8.069

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2016, $2,189,213,127, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class K designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth Company Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Growth Company Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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GCF-K-ANN-0117
1.863213.108

Fidelity® Growth Company Fund Annual Report November 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Company Fund	3.48%	15.61%	9.84%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund, a class of the fund, on November 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$25,558	Fidelity® Growth Company Fund
$21,953	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned 8.06% for the 12 months ending November 30, 2016, rising sharply in the final month on post-election optimism for economic growth. The period began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained positive momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.'s June 23 vote to exit the European Union – dubbed "Brexit" – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. For the year, 10 of the 11 sectors in the S&P 500® advanced, with six posting double-digit gains. Telecommunication services (+16%) led the way, its strength attributable to demand for dividend-paying equities early in the period, as well as to company-specific news. Cyclical sectors including industrials (+15%), financials (+14%), energy (+13%) and materials (+12%) posted strong gains, the latter two driven by a rebound in commodity prices. Conversely, real estate (+1%) lagged the index due to a late-period slump related to expectations for rising interest rates. Consumer discretionary (+3%) also underperformed, as competitive pressure continued to weigh on brick-and-mortar retailers.

Comments from Portfolio Manager Steven Wymer:  For the year, the fund’s share classes returned about 4%, modestly underperforming the 4.25% gain of the benchmark Russell 3000 Growth Index. Versus the benchmark, positioning in the pharmaceuticals, biotechnology & life sciences industry weighed most on performance, attributed to stock-specific events and industrywide drug-pricing pressures. Positioning in industrials also hurt. Drugmaker Alnylam Pharmaceuticals was the fund’s biggest relative detractor. Alnylam's shares were cut roughly in half in October when a late-stage trial revealed potential safety issues with one of its drug candidates that sought to treat rare hereditary diseases. The fund's second-largest detractor this period was Regeneron Pharmaceuticals, one of our largest holdings. The firm faced a number of setbacks, including patent infringement woes and concerns about slowing sales growth for its key drug Eylea®, used to treat macular (retinal) degeneration. Turning to the positive, graphics chipmaker Nvidia was the largest relative contributor to fund performance by far. The company's share price more than doubled this period, boosted by consecutive quarters of better-than-expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
NVIDIA Corp.	7.7	4.6
Apple, Inc.	4.8	4.3
Amazon.com, Inc.	4.5	4.4
Alphabet, Inc. Class A	3.9	4.0
Facebook, Inc. Class A	3.0	3.3
Salesforce.com, Inc.	3.0	4.7
adidas AG	2.2	1.2
Microsoft Corp.	2.2	1.3
Alphabet, Inc. Class C	2.0	2.0
Alkermes PLC	1.6	1.3
	34.9

Top Five Market Sectors as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	40.5	37.9
Consumer Discretionary	19.9	20.8
Health Care	19.0	18.7
Industrials	6.9	7.5
Consumer Staples	6.1	8.7

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of November 30, 2016*
Stocks	97.3%
Convertible Securities	2.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 8.9%

As of May 31, 2016*
Stocks	97.4%
Convertible Securities	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 7.9%

Investments November 30, 2016

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.8%
Auto Components - 0.0%
Adient PLC (a)	49,986	$2,677
Automobiles - 0.7%
Tesla Motors, Inc. (a)(b)	1,401,100	265,368
Hotels, Restaurants & Leisure - 3.2%
Buffalo Wild Wings, Inc. (a)	598,800	100,958
China Lodging Group Ltd. ADR	367,600	19,255
Chipotle Mexican Grill, Inc. (a)	145,000	57,468
Dave & Buster's Entertainment, Inc. (a)	362,342	16,976
Del Taco Restaurants, Inc. (a)	1,329,800	19,309
Domino's Pizza, Inc.	278,700	46,833
Dunkin' Brands Group, Inc.	434,540	23,591
Hyatt Hotels Corp. Class A (a)	186,940	9,597
Las Vegas Sands Corp.	907,100	56,848
McDonald's Corp.	1,399,300	166,895
Panera Bread Co. Class A (a)(b)	305,400	64,778
Papa John's International, Inc.	1,020,300	90,154
Shake Shack, Inc. Class A (a)(b)	177,400	6,543
Starbucks Corp.	4,985,300	288,998
Wingstop, Inc.	334,388	10,262
Yum China Holdings, Inc.	2,587,400	72,758
Yum! Brands, Inc.	1,281,600	81,241
		1,132,464
Household Durables - 0.1%
Newell Brands, Inc.	231,654	10,890
Sony Corp. sponsored ADR	1,275,200	37,070
		47,960
Internet & Direct Marketing Retail - 6.9%
Amazon.com, Inc. (a)	2,178,101	1,634,817
Ctrip.com International Ltd. ADR (a)	1,361,700	61,590
Etsy, Inc. (a)	222,100	2,754
Expedia, Inc.	1,099,000	136,331
Groupon, Inc. Class A (a)	9,796,400	38,892
JD.com, Inc. sponsored ADR (a)	305,500	8,209
Netflix, Inc. (a)	2,028,500	237,335
Priceline Group, Inc. (a)	137,768	207,159
The Honest Co., Inc. (a)(c)	39,835	1,242
TripAdvisor, Inc. (a)	126,600	6,112
Vipshop Holdings Ltd. ADR (a)	4,699,000	52,723
Wayfair LLC Class A (a)(b)	2,753,967	100,382
		2,487,546
Leisure Products - 0.1%
Callaway Golf Co.	2,565,900	31,176
NJOY, Inc. (a)(c)	17,666,069	0
		31,176
Media - 1.6%
Comcast Corp. Class A	5,375,700	373,665
Lions Gate Entertainment Corp. (b)	231,492	5,417
The Walt Disney Co.	1,850,700	183,441
Twenty-First Century Fox, Inc. Class A	404,800	11,379
		573,902
Multiline Retail - 0.3%
Dollar General Corp.	244,700	18,920
Dollar Tree, Inc. (a)	595,400	52,490
Target Corp.	284,689	21,989
		93,399
Specialty Retail - 1.5%
AutoNation, Inc. (a)	317,600	14,184
CarMax, Inc. (a)(b)	319,721	18,477
DavidsTea, Inc. (a)	982,600	9,384
Home Depot, Inc.	2,574,700	333,166
L Brands, Inc.	695,400	48,831
Restoration Hardware Holdings, Inc. (a)(b)(d)	2,151,049	77,545
TJX Companies, Inc.	386,000	30,239
		531,826
Textiles, Apparel & Luxury Goods - 5.4%
adidas AG	5,275,500	777,258
Aritzia LP (a)	1,620,800	21,236
Columbia Sportswear Co.	171,000	9,725
Kate Spade & Co. (a)	3,704,715	55,015
lululemon athletica, Inc. (a)(d)	8,984,923	512,051
NIKE, Inc. Class B	3,772,700	188,899
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	9,868,940	224,814
Tory Burch LLC:
Class A unit (a)(c)(e)	950,844	52,810
Class B(a)(c)(e)	324,840	19,241
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	430,500	13,259
Class C (non-vtg.)	417,804	10,771
VF Corp.	582,800	31,768
		1,916,847

TOTAL CONSUMER DISCRETIONARY		7,083,165

CONSUMER STAPLES - 6.1%
Beverages - 2.4%
Constellation Brands, Inc. Class A (sub. vtg.)	360,600	54,501
Dr. Pepper Snapple Group, Inc.	200,400	17,383
Monster Beverage Corp. (a)	9,123,318	408,268
PepsiCo, Inc.	1,161,640	116,280
The Coca-Cola Co.	6,155,300	248,366
		844,798
Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	1,404,300	210,799
CVS Health Corp.	1,057,100	81,280
Drogasil SA	2,947,473	56,203
Kroger Co.	381,950	12,337
Sprouts Farmers Market LLC (a)	66,200	1,325
Walgreens Boots Alliance, Inc.	669,900	56,761
Whole Foods Market, Inc.	699,600	21,261
		439,966
Food Products - 0.7%
Campbell Soup Co.	148,100	8,425
General Mills, Inc.	173,800	10,591
Mead Johnson Nutrition Co. Class A	1,095,000	78,939
Mondelez International, Inc.	681,400	28,101
The Hain Celestial Group, Inc. (a)	349,300	13,689
The Hershey Co.	296,800	28,683
The Kraft Heinz Co.	513,900	41,960
Tyson Foods, Inc. Class A	380,100	21,593
		231,981
Household Products - 0.3%
Church & Dwight Co., Inc.	923,500	40,440
Colgate-Palmolive Co.	481,700	31,421
Kimberly-Clark Corp.	284,300	32,868
Procter & Gamble Co.	148,100	12,212
		116,941
Personal Products - 0.7%
Coty, Inc. Class A	8,797,900	164,609
Herbalife Ltd. (a)	1,637,110	80,268
		244,877
Tobacco - 0.8%
Altria Group, Inc.	2,884,580	184,411
Japan Tobacco, Inc.	412,600	14,304
Philip Morris International, Inc.	527,680	46,584
Reynolds American, Inc.	1,008,726	54,572
		299,871

TOTAL CONSUMER STAPLES		2,178,434

ENERGY - 2.6%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	2,258,800	145,309
Halliburton Co.	546,200	28,998
Schlumberger Ltd.	204,000	17,146
U.S. Silica Holdings, Inc.	1,655,100	83,765
		275,218
Oil, Gas & Consumable Fuels - 1.8%
Anadarko Petroleum Corp.	505,500	34,955
Cabot Oil & Gas Corp.	1,458,400	32,260
Concho Resources, Inc. (a)	653,500	93,464
Continental Resources, Inc. (a)	715,200	41,489
EOG Resources, Inc.	1,534,600	157,327
Hess Corp.	268,600	15,031
Noble Energy, Inc.	1,161,711	44,331
PDC Energy, Inc. (a)	531,200	39,548
Pioneer Natural Resources Co.	647,207	123,642
Range Resources Corp.	1,606,900	56,531
Valero Energy Corp.	243,700	15,002
		653,580

TOTAL ENERGY		928,798

FINANCIALS - 2.4%
Banks - 1.0%
Citigroup, Inc.	577,780	32,581
HDFC Bank Ltd. sponsored ADR	1,601,474	103,327
JPMorgan Chase & Co.	2,005,300	160,765
Signature Bank (a)	64,385	9,652
Wells Fargo & Co.	866,900	45,876
		352,201
Capital Markets - 1.3%
BlackRock, Inc. Class A	448,800	166,411
BM&F BOVESPA SA	5,757,397	28,276
Charles Schwab Corp.	6,684,675	258,430
RPI International Holdings LP (c)	130,847	17,149
		470,266
Consumer Finance - 0.1%
American Express Co.	255,548	18,410
Discover Financial Services	112,644	7,634
		26,044

TOTAL FINANCIALS		848,511

HEALTH CARE - 18.1%
Biotechnology - 13.8%
AbbVie, Inc.	1,068,200	64,947
AbbVie, Inc. (f)	642,091	38,649
ACADIA Pharmaceuticals, Inc. (a)(d)	2,929,105	79,057
ACADIA Pharmaceuticals, Inc. (a)(b)(d)	4,036,694	108,950
Adaptimmune Therapeutics PLC sponsored ADR (a)	685,400	2,858
Adverum Biotechnologies, Inc. (a)	986,400	2,811
Agios Pharmaceuticals, Inc. (a)(b)	1,529,287	89,020
Aimmune Therapeutics, Inc. (a)	211,900	4,810
Alder Biopharmaceuticals, Inc. (a)(b)	450,600	10,612
Alexion Pharmaceuticals, Inc. (a)	1,864,860	228,613
Alkermes PLC (a)(d)	9,933,061	564,496
Alnylam Pharmaceuticals, Inc. (a)(d)	4,824,103	211,633
Amgen, Inc.	1,895,000	273,013
Array BioPharma, Inc. (a)	6,163,770	49,896
aTyr Pharma, Inc. (a)(b)(d)	562,107	1,743
aTyr Pharma, Inc. (a)(d)(f)	1,469,144	4,554
BeiGene Ltd. ADR (b)	1,884,861	59,750
Biogen, Inc. (a)	354,500	104,248
bluebird bio, Inc. (a)(b)(d)	2,434,481	146,921
Celgene Corp. (a)	1,263,088	149,689
Celldex Therapeutics, Inc. (a)(b)	5,853,416	22,302
Cellectis SA sponsored ADR (a)	701,962	11,835
Chimerix, Inc. (a)(d)	2,915,257	14,256
Coherus BioSciences, Inc. (a)(b)	2,029,917	54,605
Corvus Pharmaceuticals, Inc.	330,300	5,097
CytomX Therapeutics, Inc. (a)	678,978	7,564
CytomX Therapeutics, Inc. (f)	794,033	8,846
Dicerna Pharmaceuticals, Inc. (a)	875,550	2,609
Editas Medicine, Inc.	1,264,682	18,047
Exelixis, Inc. (a)(d)	18,229,867	308,449
Fate Therapeutics, Inc. (a)(b)	1,676,206	4,928
Five Prime Therapeutics, Inc. (a)	1,119,055	64,368
Galapagos Genomics NV sponsored ADR (a)	1,120,098	66,220
Genocea Biosciences, Inc. (a)(b)	518,900	2,086
Gilead Sciences, Inc.	2,919,795	215,189
Global Blood Therapeutics, Inc. (a)	668,417	12,800
Heron Therapeutics, Inc. (a)(b)	918,591	14,100
Intellia Therapeutics, Inc. (a)(b)	1,382,500	21,774
Intercept Pharmaceuticals, Inc. (a)(b)	158,654	16,043
Intrexon Corp. (a)(b)	551,275	16,086
Ionis Pharmaceuticals, Inc. (a)(b)(d)	8,098,427	354,387
Ironwood Pharmaceuticals, Inc. Class A (a)	6,028,193	94,070
Lexicon Pharmaceuticals, Inc. (a)(b)(d)	6,811,148	103,734
Macrogenics, Inc. (a)	157,921	4,095
Merrimack Pharmaceuticals, Inc. (a)(b)(d)	7,509,421	41,377
Momenta Pharmaceuticals, Inc. (a)(d)	5,402,265	76,442
Opko Health, Inc. (a)	422,498	4,390
PhaseRx, Inc. (b)	298,252	626
Protagonist Therapeutics, Inc.	270,458	6,748
Prothena Corp. PLC (a)(d)	2,145,423	126,623
Regeneron Pharmaceuticals, Inc. (a)	1,271,218	482,097
Regulus Therapeutics, Inc. (a)(d)	3,115,245	7,632
Rigel Pharmaceuticals, Inc. (a)(d)	8,211,095	21,349
Sage Therapeutics, Inc. (a)(b)(d)	1,997,456	100,093
Seattle Genetics, Inc.(a)	3,503,836	227,084
Seres Therapeutics, Inc. (a)	1,321,311	13,200
Seres Therapeutics, Inc. (f)	572,827	5,723
Shire PLC sponsored ADR	101,316	17,690
Spark Therapeutics, Inc. (a)(b)	352,788	19,407
Syros Pharmaceuticals, Inc. (b)(d)	816,234	11,084
Syros Pharmaceuticals, Inc. (d)	938,008	12,101
TESARO, Inc. (a)	122,793	16,662
Ultragenyx Pharmaceutical, Inc. (a)(b)	838,000	65,607
Versartis, Inc. (a)	590,494	7,352
Vertex Pharmaceuticals, Inc. (a)	335,967	27,418
		4,930,465
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	529,900	20,173
Align Technology, Inc. (a)	151,256	14,074
Baxter International, Inc.	508,100	22,544
Danaher Corp.	1,518,200	118,678
DexCom, Inc. (a)	537,900	35,119
Entellus Medical, Inc. (a)(b)	407,300	7,507
Genmark Diagnostics, Inc. (a)	1,340,553	15,577
Insulet Corp. (a)	1,980,482	66,643
Intuitive Surgical, Inc. (a)	98,293	63,275
Novocure Ltd. (a)(b)	1,262,000	9,781
Novocure Ltd. (f)	571,461	4,429
Penumbra, Inc. (a)(b)	1,267,087	78,433
Presbia PLC (a)(d)	1,183,529	5,184
St. Jude Medical, Inc.	402,400	31,870
Zeltiq Aesthetics, Inc. (a)(b)	427,300	18,805
		512,092
Health Care Providers & Services - 0.9%
Apollo Hospitals Enterprise Ltd.	720,000	12,549
Cardinal Health, Inc.	767,700	54,514
Express Scripts Holding Co. (a)	352,003	26,710
Laboratory Corp. of America Holdings (a)	178,000	22,401
McKesson Corp.	478,900	68,871
UnitedHealth Group, Inc.	897,300	142,061
		327,106
Health Care Technology - 0.3%
athenahealth, Inc. (a)(b)	757,700	71,678
Castlight Health, Inc. Class B (a)(b)	2,420,594	11,256
Cerner Corp. (a)	206,100	10,260
		93,194
Life Sciences Tools & Services - 0.1%
Divi's Laboratories Ltd.	124,668	2,132
Illumina, Inc. (a)	180,838	24,077
		26,209
Pharmaceuticals - 1.6%
Adimab LLC unit (a)(c)(e)	3,162,765	76,033
Allergan PLC	318,038	61,795
Avexis, Inc. (b)	934,341	55,238
Bristol-Myers Squibb Co.	2,952,500	166,639
Castle Creek Pharmaceuticals, LLC Class A-2 unit (c)(e)	46,864	15,465
Cempra, Inc. (a)(b)	401,900	2,612
Endocyte, Inc. (a)(b)	1,837,415	4,888
Intra-Cellular Therapies, Inc. (a)(b)(d)	3,416,199	47,622
Jazz Pharmaceuticals PLC (a)	451,900	46,830
Kolltan Pharmaceuticals, Inc. rights (a)	7,940,644	1,334
Mylan N.V. (a)	117,800	4,313
Stemcentrx, Inc. rights 12/31/21 (a)	2,065,715	5,701
Teva Pharmaceutical Industries Ltd. sponsored ADR	631,800	23,819
The Medicines Company (a)	1,961,778	68,858
Theravance Biopharma, Inc. (a)(b)	312,600	8,703
		589,850

TOTAL HEALTH CARE		6,478,916

INDUSTRIALS - 6.6%
Aerospace & Defense - 0.8%
Lockheed Martin Corp.	562,400	149,177
Northrop Grumman Corp.	74,221	18,529
Space Exploration Technologies Corp. Class A (a)(c)	356,922	37,116
The Boeing Co.	653,400	98,376
		303,198
Air Freight & Logistics - 0.4%
FedEx Corp.	106,300	20,375
United Parcel Service, Inc. Class B	1,148,600	133,146
		153,521
Airlines - 2.6%
Allegiant Travel Co.	387,800	63,367
Delta Air Lines, Inc.	1,400,600	67,481
InterGlobe Aviation Ltd. (a)	632,349	7,923
JetBlue Airways Corp. (a)	10,018,423	201,270
Ryanair Holdings PLC sponsored ADR	551,152	44,004
Southwest Airlines Co.	3,188,315	148,607
Spirit Airlines, Inc. (a)	2,294,460	127,572
United Continental Holdings, Inc. (a)	2,607,500	179,787
Wheels Up Partners Holdings LLC Series B unit (a)(c)(e)	6,703,518	18,032
Wizz Air Holdings PLC (a)(d)	3,073,536	64,452
		922,495
Building Products - 0.1%
Tyco International Ltd.	500,066	22,493
Electrical Equipment - 0.3%
AMETEK, Inc.	76,300	3,613
Eaton Corp. PLC	506,800	33,707
Emerson Electric Co.	440,700	24,873
Fortive Corp.	759,300	41,754
		103,947
Industrial Conglomerates - 0.9%
3M Co.	1,014,400	174,213
Honeywell International, Inc.	1,325,500	151,027
		325,240
Machinery - 1.2%
Caterpillar, Inc.	2,962,400	283,087
Cummins, Inc.	137,400	19,481
Deere & Co.	383,500	38,427
Illinois Tool Works, Inc.	342,700	42,899
Wabtec Corp.	242,600	20,541
Xylem, Inc.	761,700	39,288
		443,723
Road & Rail - 0.3%
Union Pacific Corp.	905,000	91,704

TOTAL INDUSTRIALS		2,366,321

INFORMATION TECHNOLOGY - 39.4%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	68,400	6,485
Cisco Systems, Inc.	666,200	19,866
Infinera Corp. (a)(d)	12,561,828	106,776
Palo Alto Networks, Inc. (a)	86,300	11,596
		144,723
Electronic Equipment & Components - 0.2%
TE Connectivity Ltd.	129,900	8,786
Trimble, Inc. (a)	1,648,200	46,463
		55,249
Internet Software & Services - 10.7%
Actua Corp. (a)(d)	3,188,221	43,200
Akamai Technologies, Inc. (a)	260,800	17,395
Alibaba Group Holding Ltd. sponsored ADR (a)	1,411,700	132,728
Alphabet, Inc.:
Class A (a)	1,786,778	1,386,325
Class C (a)	925,883	701,856
Apptio, Inc. (d)	881,266	15,712
Apptio, Inc. Class A (d)	414,600	8,213
Baidu.com, Inc. sponsored ADR (a)	22,698	3,789
Criteo SA sponsored ADR (a)(b)	307,783	12,702
Dropbox, Inc. (a)(c)	1,105,082	14,057
eBay, Inc. (a)	3,167,700	88,094
Facebook, Inc. Class A (a)	9,149,291	1,083,459
GoDaddy, Inc. (a)	447,800	15,825
Hortonworks, Inc. (a)(b)	272,500	2,477
NAVER Corp.	9,827	6,659
New Relic, Inc. (a)(b)	519,279	16,466
Nutanix, Inc.:
Class A (a)(b)(d)	964,600	30,867
Class B (d)	1,151,309	33,158
Shopify, Inc. Class A (a)	3,912,942	163,052
Tencent Holdings Ltd.	791,500	19,709
Twitter, Inc. (a)(b)	42,590	787
Wix.com Ltd. (a)	1,019,000	50,441
		3,846,971
IT Services - 2.7%
Cognizant Technology Solutions Corp. Class A (a)	1,055,032	58,111
IBM Corp.	169,700	27,529
MasterCard, Inc. Class A	2,877,800	294,111
PayPal Holdings, Inc. (a)	3,626,600	142,453
Visa, Inc. Class A	5,528,405	427,456
		949,660
Semiconductors & Semiconductor Equipment - 11.2%
Advanced Micro Devices, Inc. (a)	4,636,400	41,310
Applied Materials, Inc.	224,300	7,222
Applied Micro Circuits Corp. (a)(d)	6,066,489	53,082
ASML Holding NV	230,693	23,791
Broadcom Ltd.	707,402	120,605
Cavium, Inc. (a)	2,477,460	141,290
Cirrus Logic, Inc. (a)	3,013,367	165,735
Cree, Inc. (a)	3,479,371	88,098
Intel Corp.	392,200	13,609
KLA-Tencor Corp.	288,300	23,018
M/A-COM Technology Solutions Holdings, Inc. (a)	292,414	14,568
Mellanox Technologies Ltd. (a)	809,889	33,570
Micron Technology, Inc. (a)	327,300	6,392
NVIDIA Corp. (d)	30,031,051	2,768,858
NXP Semiconductors NV (a)	285,000	28,258
Qorvo, Inc. (a)	269,400	14,389
Rambus, Inc. (a)	2,837,000	37,307
Silicon Laboratories, Inc. (a)(d)	3,247,273	215,457
Skyworks Solutions, Inc.	146,031	11,222
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,451,700	43,101
Texas Instruments, Inc.	2,278,900	168,479
		4,019,361
Software - 9.2%
Activision Blizzard, Inc.	7,699,808	281,890
Adobe Systems, Inc. (a)	1,478,736	152,029
Appirio, Inc. Escrow(c)	389,363	94
Atlassian Corp. PLC	233,800	6,345
Autodesk, Inc. (a)	716,800	52,047
CyberArk Software Ltd. (a)	1,429,900	72,939
Electronic Arts, Inc. (a)	2,409,152	190,901
HubSpot, Inc. (a)(d)	1,782,554	100,001
Intuit, Inc.	545,200	61,978
Microsoft Corp.	12,868,617	775,463
Oracle Corp.	1,156,100	46,464
Paylocity Holding Corp. (a)	203,700	6,745
Proofpoint, Inc. (a)	475,000	36,580
Red Hat, Inc. (a)	4,684,986	370,629
Salesforce.com, Inc. (a)	14,997,612	1,079,828
ServiceNow, Inc. (a)	535,600	44,535
Zendesk, Inc. (a)	1,649,500	35,118
		3,313,586
Technology Hardware, Storage & Peripherals - 5.0%
Apple, Inc.	15,573,548	1,721,189
Pure Storage, Inc. Class A (a)	4,463,819	62,270
Samsung Electronics Co. Ltd.	12,683	18,805
Western Digital Corp.	109,213	6,952
		1,809,216

TOTAL INFORMATION TECHNOLOGY		14,138,766

MATERIALS - 1.4%
Chemicals - 1.4%
AdvanSix, Inc. (a)	77,124	1,442
CF Industries Holdings, Inc.	1,226,525	35,496
E.I. du Pont de Nemours & Co.	1,422,800	104,732
Monsanto Co.	926,271	95,137
Praxair, Inc.	213,300	25,660
The Dow Chemical Co.	1,403,800	78,220
The Mosaic Co.	307,200	8,724
The Scotts Miracle-Gro Co. Class A	1,595,000	145,576
		494,987
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	1,131,500	115,719
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc.	1,223,000	61,028
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)	3,147,500	170,626

TOTAL TELECOMMUNICATION SERVICES		231,654

TOTAL COMMON STOCKS
(Cost $19,399,252)		34,865,271

Preferred Stocks - 2.4%
Convertible Preferred Stocks - 2.4%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.0%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred unit (c)(e)	56,343	7,719
Household Durables - 0.1%
Roku, Inc.:
Series F, 8.00% (a)(c)	17,901,305	31,327
Series G, 8.00% (a)(c)	2,750,007	4,813
Series H (c)	823,979	1,442
		37,582
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc.:
Series C (a)(c)	92,950	3,061
Series D (a)(c)	69,363	2,530
		5,591
Media - 0.0%
Turn, Inc. Series E (a)(c)	984,774	3,121
TOTAL CONSUMER DISCRETIONARY		54,013
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Blue Apron, Inc. Series D (a)(c)	750,363	10,858
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
UNITY Biotechnology, Inc. Series B (c)	2,214,616	8,194
HEALTH CARE - 0.9%
Biotechnology - 0.8%
10X Genomics, Inc. Series C (c)	2,105,333	10,085
Immunocore Ltd. Series A (a)(c)	67,323	14,865
Intarcia Therapeutics, Inc.:
Series CC (a)(c)	1,051,411	63,085
Series DD (a)(c)	1,543,687	92,621
Moderna Therapeutics, Inc.:
Series D (c)	4,688,230	41,163
Series E (c)	5,651,170	49,617
Series F (c)	140,212	1,231
RaNA Therapeutics LLC Series B (a)(c)	4,408,601	3,042
		275,709
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (c)	2,790,742	18,224
Health Care Technology - 0.0%
Codiak Biosciences, Inc.:
Series A (c)	589,863	1,557
Series B (c)	1,917,058	5,061
		6,618
TOTAL HEALTH CARE		300,551
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)	216,276	22,491
Commercial Services & Supplies - 0.1%
Domo, Inc. Series D (a)(c)	2,990,903	20,317
Professional Services - 0.1%
YourPeople, Inc. Series C (c)	5,833,137	55,590
TOTAL INDUSTRIALS		98,398
INFORMATION TECHNOLOGY - 1.1%
Internet Software & Services - 0.7%
Jet.Com, Inc. Series B1 Escrow(c)	7,578,338	2,489
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)	4,770,180	232,652
Series E, 8.00% (a)(c)	209,216	10,204
		245,345
IT Services - 0.1%
AppNexus, Inc. Series E (a)(c)	923,523	24,012
Software - 0.3%
Appirio, Inc. Series E Escrow(c)	2,725,544	730
Cloudera, Inc. Series F (a)(c)	529,285	15,901
Cloudflare, Inc. Series D 0.08% (a)(c)	1,429,726	8,564
Dataminr, Inc. Series D (a)(c)	1,773,901	12,291
MongoDB, Inc. Series F, 8.00% (a)(c)	1,913,404	16,194
Snapchat, Inc. Series F (a)(c)	1,985,264	60,987
Taboola.Com Ltd. Series E (a)(c)	1,337,420	17,530
		132,197
TOTAL INFORMATION TECHNOLOGY		401,554
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series E (c)	835,497	3,860

TOTAL CONVERTIBLE PREFERRED STOCKS		877,428

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
C. Wonder LLC Class A-1 (a)(c)(e)	619,048	0
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Yumanity Holdings LLC Class A (c)	464,607	3,587

TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,587

TOTAL PREFERRED STOCKS
(Cost $615,570)		881,015
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Turn, Inc. 1.48% 3/2/23(c)
(Cost $306)	306	306
	Shares	Value (000s)

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 0.39% (g)	62,860,972	62,874
Fidelity Securities Lending Cash Central Fund 0.48% (g)(h)	401,706,108	401,786
TOTAL MONEY MARKET FUNDS
(Cost $464,586)		464,660
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $20,479,714)		36,211,252
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(358,266)
NET ASSETS - 100%		$35,852,986

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,132,560,000 or 3.2% of net assets.

 (d) Affiliated company

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $62,201,000 or 0.2% of net assets.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
10X Genomics, Inc. Series C	2/23/16	$9,428
Adimab LLC unit	9/17/14 - 6/5/15	$47,869
Altiostar Networks, Inc. Series E	9/26/16	$3,860
Appirio, Inc. Escrow	11/24/16	$94
Appirio, Inc. Series E Escrow	11/24/16	$730
AppNexus, Inc. Series E	8/1/14	$18,500
Blue Apron, Inc. Series D	5/18/15	$10,000
C. Wonder LLC Class A-1	12/27/12 - 6/25/13	$19,500
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$15,465
Cloudera, Inc. Series F	2/5/14	$7,706
Cloudflare, Inc. Series D 0.08%	11/5/14	$8,758
Codiak Biosciences, Inc. Series A	11/12/15	$590
Codiak Biosciences, Inc. Series B	11/12/15	$5,751
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$22,617
Domo, Inc. Series D	1/24/14	$12,362
Dropbox, Inc.	5/2/12	$10,000
Immunocore Ltd. Series A	7/27/15	$12,669
Intarcia Therapeutics, Inc. Series CC	11/14/12	$14,331
Intarcia Therapeutics, Inc. Series DD	3/17/14	$50,000
Jet.Com, Inc. Series B1 Escrow	9/19/16	$2,489
MOD Super Fast Pizza Holdings LLC Series 3 Preferred unit	11/3/16	$7,719
Moderna Therapeutics, Inc. Series D	11/6/13	$20,615
Moderna Therapeutics, Inc. Series E	12/18/14	$24,850
Moderna Therapeutics, Inc. Series F	8/10/16	$617
MongoDB, Inc. Series F, 8.00%	10/2/13	$32,000
Mulberry Health, Inc. Series A8	1/20/16	$18,851
NJOY, Inc.	6/7/13 - 2/14/14	$19,365
RaNA Therapeutics LLC Series B	7/17/15	$4,761
Roku, Inc. Series F, 8.00%	5/7/13 - 5/28/13	$16,212
Roku, Inc. Series G, 8.00%	10/1/14	$3,574
Roku, Inc. Series H	11/9/15	$1,260
RPI International Holdings LP	5/21/15 - 3/23/16	$16,269
Snapchat, Inc. Series F	3/25/15 - 2/12/16	$60,987
Space Exploration Technologies Corp. Class A	10/16/15	$31,766
Space Exploration Technologies Corp. Series G	1/20/15	$16,753
Taboola.Com Ltd. Series E	12/22/14	$13,943
The Honest Co., Inc.	8/21/14	$1,078
The Honest Co., Inc. Series C	8/21/14	$2,515
The Honest Co., Inc. Series D	8/3/15	$3,174
Tory Burch LLC Class A unit	5/14/15	$67,653
Tory Burch LLC Class B	12/31/12	$17,505
Turn, Inc. Series E	12/30/13	$8,213
Turn, Inc. 1.48% 3/2/23	3/2/16	$306
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$74,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$6,971
UNITY Biotechnology, Inc. Series B	10/14/16	$9,102
Wheels Up Partners Holdings LLC Series B unit	9/18/15	$19,040
YourPeople, Inc. Series C	5/1/15	$86,920
Yumanity Holdings LLC Class A	2/8/16	$3,140

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$387
Fidelity Securities Lending Cash Central Fund	8,248
Total	$8,635

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
ACADIA Pharmaceuticals, Inc.	$107,666	$45,035	$9,227	$--	$108,950
ACADIA Pharmaceuticals, Inc.	111,160	--	--	--	79,057
Actua Corp.	41,096	316	4,200	--	43,200
Alkermes PLC	745,876	30,702	40,718	--	564,496
Alnylam Pharmaceuticals, Inc.	512,375	20,379	24,688	--	211,633
Applied Micro Circuits Corp.	46,056	2,819	5,030	--	53,082
Apptio, Inc.	--	--	--	--	15,712
Apptio, Inc. Class A	--	9,342	358	--	8,213
aTyr Pharma, Inc.	5,110	28	182	--	1,743
aTyr Pharma, Inc.	12,502	--	--	--	4,554
bluebird bio, Inc.	205,014	17,452	11,087	--	146,921
Castlight Health, Inc. Class B	10,480	--	834	--	--
Cavium, Inc.	191,120	11,391	29,770	--	--
Chimerix, Inc.	105,837	2,702	1,369	--	14,256
Chuy's Holdings, Inc.	45,305	--	40,835	--	--
Cree, Inc.	184,985	13,676	92,905	--	--
Dicerna Pharmaceuticals, Inc.	14,490	--	880	--	--
Eleven Biotherapeutics, Inc.	3,828	--	432	--	--
Exelixis, Inc.	83,646	61,927	13,126	--	308,449
Fate Therapeutics, Inc.	7,602	--	368	--	--
Homeinns Hotel Group ADR	78,489	--	1,627	--	--
HubSpot, Inc.	67,790	29,259	7,091	--	100,001
Infinera Corp.	290,889	7,900	14,292	--	106,776
Intra-Cellular Therapies, Inc.	128,584	50,651	5,589	--	47,622
Ionis Pharmaceuticals, Inc.	509,728	15,932	26,521	--	354,387
Kate Spade & Co.	155,897	725	73,788	--	--
Lexicon Pharmaceuticals, Inc.	81,561	21,165	7,969	--	103,734
lululemon athletica, Inc.	453,130	30,692	58,783	--	512,051
Marketo, Inc.	67,012	--	77,045	--	--
Merrimack Pharmaceuticals, Inc.	75,878	401	4,211	--	41,377
Momenta Pharmaceuticals, Inc.	101,247	1,762	5,424	--	76,442
Nutanix, Inc. Class A	--	29,557	645	--	30,867
Nutanix, Inc. Class B	--	--	--	--	33,158
NVIDIA Corp.	1,195,282	17,321	538,182	16,902	2,768,858
PhaseRx, Inc.	--	3,096	618	--	--
Presbia PLC	5,504	1,483	419	--	5,184
Prothena Corp. PLC	145,362	11,961	9,600	--	126,623
Regulus Therapeutics, Inc.	33,318	350	1,186	--	7,632
Restoration Hardware Holdings, Inc.	185,808	9,247	6,720	--	77,545
Rigel Pharmaceuticals, Inc.	16,099	9,760	1,836	--	21,349
Sage Therapeutics, Inc.	78,768	22,178	6,834	--	100,093
Silicon Laboratories, Inc.	184,882	5,791	15,410	--	215,457
Syros Pharmaceuticals, Inc.	--	11,698	573	--	11,084
Syros Pharmaceuticals, Inc.	--	2,451	--	--	12,101
Transition Therapeutics, Inc.	5,321	--	131	--	--
Wizz Air Holdings PLC	77,780	10,502	5,993	--	64,452
Total	$6,372,477	$509,651	$1,146,496	$16,902	$6,377,059

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$7,137,178	$6,232,614	$777,258	$127,306
Consumer Staples	2,189,292	2,164,130	14,304	10,858
Energy	928,798	928,798	--	--
Financials	856,705	831,362	--	25,343
Health Care	6,783,054	6,314,952	65,431	402,671
Industrials	2,464,719	2,303,250	7,923	153,546
Information Technology	14,540,320	14,056,036	68,579	415,705
Materials	494,987	494,987	--	--
Real Estate	115,719	115,719	--	--
Telecommunication Services	235,514	231,654	--	3,860
Corporate Bonds	306	--	--	306
Money Market Funds	464,660	464,660	--	--
Total Investments in Securities:	$36,211,252	$34,138,162	$933,495	$1,139,595

The following are reconciliations of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Health Care
Beginning Balance	$313,457
Net Realized Gain (Loss) on Investment Securities	10,928
Net Unrealized Gain (Loss) on Investment Securities	120,425
Cost of Purchases	103,181
Proceeds of Sales	(145,320)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$402,671
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2016	$120,426
Equities - Information Technology
Beginning Balance	$397,096
Net Realized Gain (Loss) on Investment Securities	28,619
Net Unrealized Gain (Loss) on Investment Securities	63,675
Cost of Purchases	50,400
Proceeds of Sales	(124,085)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$415,705
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2016	$55,414
Other Investments in Securities
Beginning Balance	$312,135
Net Realized Gain (Loss) on Investment Securities	5,790
Net Unrealized Gain (Loss) on Investment Securities	24,973
Cost of Purchases	133,549
Proceeds of Sales	(155,228)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$321,219
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2016	$13,376

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through in-kind transactions. See Note (4) of the Notes to Financial Statements. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2016
Assets
Investment in securities, at value (including securities loaned of $383,378) — See accompanying schedule: Unaffiliated issuers (cost $16,914,451)	$29,670,418
Fidelity Central Funds (cost $464,586)	464,660
Other affiliated issuers (cost $3,100,677)	6,076,174
Total Investments (cost $20,479,714)		$36,211,252
Restricted cash		250
Receivable for investments sold		96,501
Receivable for fund shares sold		22,572
Dividends receivable		31,578
Interest receivable		3
Distributions receivable from Fidelity Central Funds		484
Prepaid expenses		86
Other receivables		1,754
Total assets		36,364,480
Liabilities
Payable to custodian bank	$286
Payable for investments purchased	43,258
Payable for fund shares redeemed	41,698
Accrued management fee	19,029
Other affiliated payables	3,493
Other payables and accrued expenses	2,023
Collateral on securities loaned, at value	401,707
Total liabilities		511,494
Net Assets		$35,852,986
Net Assets consist of:
Paid in capital		$18,116,189
Undistributed net investment income		35,263
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,970,037
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,731,497
Net Assets		$35,852,986
Growth Company:
Net Asset Value, offering price and redemption price per share ($21,113,864 ÷ 147,893 shares)		$142.76
Class K:
Net Asset Value, offering price and redemption price per share ($14,739,122 ÷ 103,258 shares)		$142.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2016
Investment Income
Dividends (including $16,902 earned from other affiliated issuers)		$302,739
Interest		3
Income from Fidelity Central Funds		8,635
Total income		311,377
Expenses
Management fee
Basic fee	$204,424
Performance adjustment	21,329
Transfer agent fees	40,712
Accounting and security lending fees	2,305
Custodian fees and expenses	639
Independent trustees' fees and expenses	164
Registration fees	221
Audit	260
Legal	75
Interest	1
Miscellaneous	317
Total expenses before reductions	270,447
Expense reductions	(667)	269,780
Net investment income (loss)		41,597
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,976,805
Fidelity Central Funds	21
Other affiliated issuers	434,753
Foreign currency transactions	(56)
Total net realized gain (loss)		4,411,523
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,344,116)
Assets and liabilities in foreign currencies	14
Total change in net unrealized appreciation (depreciation)		(3,344,102)
Net gain (loss)		1,067,421
Net increase (decrease) in net assets resulting from operations		$1,109,018

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2016	Year ended November 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,597	$13,855
Net realized gain (loss)	4,411,523	4,437,105
Change in net unrealized appreciation (depreciation)	(3,344,102)	(841,705)
Net increase (decrease) in net assets resulting from operations	1,109,018	3,609,255
Distributions to shareholders from net investment income	(13,792)	(57,135)
Distributions to shareholders from net realized gain	(1,582,394)	(1,421,834)
Total distributions	(1,596,186)	(1,478,969)
Share transactions - net increase (decrease)	(4,759,956)	(3,437,067)
Total increase (decrease) in net assets	(5,247,124)	(1,306,781)
Net Assets
Beginning of period	41,100,110	42,406,891
End of period	$35,852,986	$41,100,110
Other Information
Undistributed net investment income end of period	$35,263	$12,121

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Company Fund

Years ended November 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$143.47	$136.46	$124.69	$95.80	$85.29
Income from Investment Operations
Net investment income (loss)A	.09	(.01)	.15	.29	.15
Net realized and unrealized gain (loss)	4.71	11.72	20.49	31.23	13.12
Total from investment operations	4.80	11.71	20.64	31.52	13.27
Distributions from net investment income	–	(.13)	(.21)	(.19)	(.05)
Distributions from net realized gain	(5.51)	(4.57)	(8.67)	(2.44)	(2.71)
Total distributions	(5.51)	(4.70)	(8.87)B	(2.63)	(2.76)
Net asset value, end of period	$142.76	$143.47	$136.46	$124.69	$95.80
Total ReturnC	3.48%	8.90%	17.80%	33.85%	16.24%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.88%	.82%	.83%	.90%
Expenses net of fee waivers, if any	.77%	.87%	.82%	.83%	.90%
Expenses net of all reductions	.77%	.87%	.82%	.83%	.90%
Net investment income (loss)	.07%	(.01)%	.12%	.27%	.16%
Supplemental Data
Net assets, end of period (in millions)	$21,114	$23,513	$24,165	$22,936	$22,952
Portfolio turnover rateF	19%G	18%G	12%G	26%	33%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $8.87 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $8.666 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Company Fund Class K

Years ended November 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$143.42	$136.41	$124.68	$95.82	$85.35
Income from Investment Operations
Net investment income (loss)A	.23	.12	.29	.42	.27
Net realized and unrealized gain (loss)	4.71	11.72	20.48	31.21	13.10
Total from investment operations	4.94	11.84	20.77	31.63	13.37
Distributions from net investment income	(.11)	(.26)	(.37)	(.34)	(.19)
Distributions from net realized gain	(5.51)	(4.57)	(8.67)	(2.44)	(2.71)
Total distributions	(5.62)	(4.83)	(9.04)	(2.77)B	(2.90)
Net asset value, end of period	$142.74	$143.42	$136.41	$124.68	$95.82
Total ReturnC	3.59%	9.01%	17.93%	34.02%	16.38%
Ratios to Average Net AssetsD,E
Expenses before reductions	.66%	.77%	.71%	.71%	.77%
Expenses net of fee waivers, if any	.66%	.77%	.71%	.71%	.77%
Expenses net of all reductions	.66%	.77%	.71%	.71%	.77%
Net investment income (loss)	.17%	.09%	.24%	.39%	.29%
Supplemental Data
Net assets, end of period (in millions)	$14,739	$17,587	$18,242	$21,951	$15,454
Portfolio turnover rateF	19%G	18%G	12%G	26%	33%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.77 per share is comprised of distributions from net investment income of $.336 and distributions from net realized gain of $2.438 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 11/30/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$ 306	Market approach	Transaction Price	$100.00	Increase
Equities	1,139,289	Discounted cash flow	Discount rate	8.0% - 22.1% / 18.1	Decrease
			Weighted average cost of capital (WACC)	11.5%	Decrease
			Discount for lack of marketability	10.0% - 25.0% / 23.7%	Decrease
			Growth rate	2.0% - 2.5% / 2.1%	Increase
		Market approach	Discount rate	3.0% - 50.0% / 13.7%	Decrease
			Transaction price	$1.08 - $330.00 / $51.61	Increase
			Tender price	$24.04	Increase
			Discount for lack of marketability	10.0% - 20.0% / 15.5%	Decrease
			Liquidity preference	$6.75 - $68.25 / $59.82	Increase
			Premium rate	6.0% - 169.0% / 46.1%	Increase
			Proxy discount	12.0% - 36.1% / 19.6%	Decrease
			Proxy premium	21.5%	Increase
		Market comparable	Price/Earnings multiple (P/E)	10.5	Increase
			Enterprise value/EBITDA multiple	9.3	Increase
			Enterprise value/Sales multiple (EV/S)	0.6 - 15.3 / 4.9	Increase
			Enterprise value/Gross profit multiple (EV/GP)	5.1	Increase
		Recovery value	Recovery value	0.0% - 0.3% / 0.3%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$17,351,013
Gross unrealized depreciation	(1,661,098)
Net unrealized appreciation (depreciation) on securities	$15,689,915
Tax Cost	$20,521,337

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$36,945
Undistributed long-term capital gain	$2,011,660
Net unrealized appreciation (depreciation) on securities and other investments	$15,689,874

The tax character of distributions paid was as follows:

	November 30, 2016	November 30, 2015
Ordinary Income	$13,792	$ 57,135
Long-term Capital Gains	1,582,394	1,421,834
Total	$1,596,186	$ 1,478,969

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $189,550 in these Subsidiaries, representing .53% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $7,024,112 and $9,140,669, respectively.

Redemptions In-Kind. During the period, 26,809 shares of the Fund held by unaffiliated entities were redeemed in-kind for cash and investments with a value of $3,667,395. The net realized gain of $2,216,038 on investments delivered through the in-kind redemption is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 31,588 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $4,379,418. They had a net realized gain of $2,610,732 on investments delivered through the in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Company	$33,401.15
Class K	7,311.05
	$40,712

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $236 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$19,086.59%		$1

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $500.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $96 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $23,623. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,248, including $571 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $370 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $293.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2016	Year ended November 30, 2015
From net investment income
Growth Company	$–	$22,481
Class K	13,792	34,654
Total	$13,792	$57,135
From net realized gain
Growth Company	$904,788	$808,358
Class K	677,606	613,476
Total	$1,582,394	$1,421,834

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2016	Year ended November 30, 2015	Year ended November 30, 2016	Year ended November 30, 2015
Growth Company
Shares sold	17,124	20,925	$2,254,562	$2,877,874
Reinvestment of distributions	6,196	6,056	857,904	796,034
Shares redeemed	(39,316)(a)	(40,175)(b)	(5,283,210)(a)	(5,503,138)(b)
Net increase (decrease)	(15,996)	(13,194)	$(2,170,744)	$(1,829,230)
Class K
Shares sold	18,989	41,669	$2,493,477	$5,709,393
Reinvestment of distributions	5,003	4,938	691,398	648,130
Shares redeemed	(43,361)(a)	(57,706)(b)	(5,774,087)(a)	(7,965,360)(b)
Net increase (decrease)	(19,369)	(11,099)	$(2,589,212)	$(1,607,837)

 (a) Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind)

 (b) Amount includes in-kind redemptions.(see Note 4: Prior Fiscal Year Redemptions In-Kind)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 23, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 to November 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period-B June 1, 2016 to November 30, 2016
Growth Company	.74%
Actual		$1,000.00	$1,074.40	$3.84
Hypothetical-C		$1,000.00	$1,021.30	$3.74
Class K	.63%
Actual		$1,000.00	$1,074.90	$3.27
Hypothetical-C		$1,000.00	$1,021.85	$3.18

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Growth Company Fund
Growth Company	12/28/16	12/27/16	$0.093	$8.069
Class K	12/28/16	12/27/16	$0.231	$8.069

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2016, $2,189,213,127, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class K designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth Company Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Growth Company Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Growth Strategies Fund Class K Annual Report November 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	0.20%	12.66%	5.93%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Growth Strategies Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund - Class K on November 30, 2006. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period. See above for additional information regarding the performance of Class K.

Period Ending Values
$17,783	Fidelity® Growth Strategies Fund - Class K
$20,992	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 8.06% for the 12 months ending November 30, 2016, rising sharply in the final month on post-election optimism for economic growth. The period began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained positive momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. For the year, 10 of the 11 sectors in the S&P 500® advanced, with six posting double-digit gains. Telecommunication services (+16%) led the way, its strength attributable to demand for dividend-paying equities early in the period, as well as to company-specific news. Cyclical sectors including industrials (+15%), financials (+14%), energy (+13%) and materials (+12%) posted strong gains, the latter two driven by a rebound in commodity prices. Conversely, real estate (+1%) lagged the index due to a late-period slump related to expectations for rising interest rates. Consumer discretionary (+3%) also underperformed, as competitive pressure continued to weigh on brick-and-mortar retailers.

Comments from Portfolio Manager Jean Park:  For the year, the fund’s share classes delivered essentially flat results, lagging the 4.54% return of the Russell Midcap Growth Index. The fund’s investments in what I considered higher-quality stocks with strong free cash flow yields at reasonable valuations did not keep pace with the rest of the mid-cap market, which was buoyed by strong returns of lower-quality stocks. Stock selection hurt relative performance most, especially in the health care and consumer staples sectors. The fund’s biggest relative detractor came from avoiding strong-performing semiconductor maker Nvidia, which was added to the benchmark in July but which I thought was too expensive. An overweighting in Ireland-based generic-drugmaker Endo International, which suffered amid negative publicity and government scrutiny of drug-pricing policies, also hurt performance. I eliminated the position in August. Conversely, positioning in information technology and consumer discretionary was modestly beneficial. An out-of-benchmark stake in casino operator Las Vegas Sands proved the fund’s top individual contributor; I pared back the fund’s position on share-price strength, harvesting some long-term gains for tax efficiency. Restaurant chain Domino’s Pizza was another win and another position I trimmed to take profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
O'Reilly Automotive, Inc.	2.6	2.5
Equifax, Inc.	2.5	2.3
AutoZone, Inc.	2.5	2.4
Electronic Arts, Inc.	2.3	2.2
VeriSign, Inc.	2.2	1.4
TransDigm Group, Inc.	2.1	2.0
Total System Services, Inc.	2.1	2.1
Fiserv, Inc.	1.9	1.7
Global Payments, Inc.	1.7	2.4
Ross Stores, Inc.	1.7	1.2
	21.6

Top Five Market Sectors as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.6	20.9
Consumer Discretionary	21.6	22.7
Industrials	15.3	16.3
Health Care	14.6	13.4
Financials	8.1	12.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of November 30, 2016*
Stocks	98.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 6.5%

As of May 31, 2016*
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 9.4%

Investments November 30, 2016

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.6%
Auto Components - 1.6%
Delphi Automotive PLC	110,243	$7,056
Tenneco, Inc. (a)	115,544	6,811
Visteon Corp.	350,600	27,582
		41,449
Diversified Consumer Services - 1.0%
H&R Block, Inc.	566,547	12,555
Service Corp. International	461,880	12,466
		25,021
Hotels, Restaurants & Leisure - 3.9%
Domino's Pizza, Inc.	154,000	25,878
Jack in the Box, Inc.	174,000	18,099
Las Vegas Sands Corp.	196,500	12,315
Wyndham Worldwide Corp.	589,000	42,402
		98,694
Household Durables - 1.9%
Leggett & Platt, Inc.	247,000	11,871
Newell Brands, Inc.	810,000	38,078
		49,949
Internet & Direct Marketing Retail - 0.6%
Liberty Interactive Corp. QVC Group Series A (a)	110,000	2,278
TripAdvisor, Inc. (a)	277,000	13,374
		15,652
Media - 2.9%
Interpublic Group of Companies, Inc.	1,379,234	33,198
Starz Series A (a)	792,000	26,817
Viacom, Inc. Class B (non-vtg.)	412,900	15,475
		75,490
Multiline Retail - 0.9%
Dollar Tree, Inc. (a)	254,000	22,393
Specialty Retail - 7.7%
AutoZone, Inc. (a)	79,600	62,341
L Brands, Inc.	335,000	23,524
O'Reilly Automotive, Inc. (a)	242,000	66,419
Ross Stores, Inc.	644,325	43,550
		195,834
Textiles, Apparel & Luxury Goods - 1.1%
Hanesbrands, Inc.	750,000	17,423
VF Corp.	197,300	10,755
		28,178

TOTAL CONSUMER DISCRETIONARY		552,660

CONSUMER STAPLES - 6.4%
Beverages - 1.6%
Dr. Pepper Snapple Group, Inc.	310,200	26,907
Monster Beverage Corp. (a)	285,000	12,754
		39,661
Food & Staples Retailing - 0.3%
Kroger Co.	190,000	6,137
Rite Aid Corp. (a)	175,000	1,393
		7,530
Food Products - 2.6%
Campbell Soup Co.	268,000	15,247
Mead Johnson Nutrition Co. Class A	253,000	18,239
The Hershey Co.	345,206	33,361
		66,847
Personal Products - 1.2%
Coty, Inc. Class A	802,000	15,005
Estee Lauder Companies, Inc. Class A	207,000	16,084
		31,089
Tobacco - 0.7%
Reynolds American, Inc.	317,000	17,150

TOTAL CONSUMER STAPLES		162,277

ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Tesoro Corp. (b)	165,900	13,496
FINANCIALS - 8.1%
Banks - 2.3%
Citizens Financial Group, Inc.	1,213,000	40,648
Huntington Bancshares, Inc.	318,100	3,964
Investors Bancorp, Inc.	940,000	12,728
		57,340
Capital Markets - 2.4%
MarketAxess Holdings, Inc.	30,500	5,056
Moody's Corp.	365,734	36,756
S&P Global, Inc.	168,000	19,990
		61,802
Consumer Finance - 0.0%
Credit Acceptance Corp. (a)(b)	300	58
Diversified Financial Services - 0.6%
Valvoline, Inc. (b)	713,000	14,966
Insurance - 2.8%
AmTrust Financial Services, Inc.	834,000	21,234
Aon PLC	113,500	12,950
Arch Capital Group Ltd. (a)	290,000	23,989
Progressive Corp.	417,000	13,886
		72,059

TOTAL FINANCIALS		206,225

HEALTH CARE - 14.6%
Health Care Equipment & Supplies - 4.1%
Edwards Lifesciences Corp. (a)	467,000	38,691
Intuitive Surgical, Inc. (a)	56,400	36,307
ResMed, Inc. (b)	499,700	30,722
		105,720
Health Care Providers & Services - 7.5%
Aetna, Inc.	46,000	6,019
AmerisourceBergen Corp.	500,087	39,002
Cardinal Health, Inc.	278,000	19,741
Cigna Corp.	95,000	12,800
DaVita HealthCare Partners, Inc. (a)	330,000	20,906
HCA Holdings, Inc. (a)	280,000	19,849
Henry Schein, Inc. (a)	119,166	17,751
Laboratory Corp. of America Holdings (a)	128,000	16,109
MEDNAX, Inc. (a)	288,940	18,917
Universal Health Services, Inc. Class B	164,500	20,237
		191,331
Life Sciences Tools & Services - 2.1%
Charles River Laboratories International, Inc. (a)	339,300	24,124
Mettler-Toledo International, Inc. (a)	72,800	29,995
		54,119
Pharmaceuticals - 0.9%
Jazz Pharmaceuticals PLC (a)	215,088	22,290

TOTAL HEALTH CARE		373,460

INDUSTRIALS - 15.3%
Aerospace & Defense - 3.5%
Huntington Ingalls Industries, Inc.	201,000	35,931
TransDigm Group, Inc.	213,425	53,661
		89,592
Airlines - 1.3%
Alaska Air Group, Inc.	170,000	13,986
JetBlue Airways Corp. (a)	1,001,000	20,110
		34,096
Commercial Services & Supplies - 1.2%
Deluxe Corp.	217,000	14,691
KAR Auction Services, Inc.	385,000	16,232
		30,923
Electrical Equipment - 0.9%
AMETEK, Inc.	480,000	22,728
Industrial Conglomerates - 1.4%
Roper Technologies, Inc.	195,597	35,425
Machinery - 2.9%
IDEX Corp.	230,000	21,530
Toro Co.	365,024	19,321
Wabtec Corp. (b)	379,400	32,124
		72,975
Professional Services - 3.5%
Equifax, Inc.	570,000	65,237
Verisk Analytics, Inc. (a)	298,700	24,816
		90,053
Trading Companies & Distributors - 0.6%
W.W. Grainger, Inc. (b)	63,900	14,733

TOTAL INDUSTRIALS		390,525

INFORMATION TECHNOLOGY - 24.6%
Communications Equipment - 0.9%
F5 Networks, Inc. (a)	154,217	21,706
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	507,662	34,653
Internet Software & Services - 2.2%
VeriSign, Inc. (a)(b)	708,200	55,842
IT Services - 9.8%
Amdocs Ltd.	360,600	21,265
Broadridge Financial Solutions, Inc.	477,014	30,882
CoreLogic, Inc. (a)	104,000	3,924
Fiserv, Inc. (a)	457,853	47,901
FleetCor Technologies, Inc. (a)	152,100	22,715
Genpact Ltd. (a)	314,373	7,523
Global Payments, Inc.	650,000	44,558
Paychex, Inc.	332,983	19,629
Total System Services, Inc.	1,081,000	53,207
		251,604
Semiconductors & Semiconductor Equipment - 5.1%
Broadcom Ltd.	114,100	19,453
KLA-Tencor Corp.	124,695	9,956
Lam Research Corp.	407,500	43,203
NXP Semiconductors NV (a)	296,285	29,377
Skyworks Solutions, Inc.	378,700	29,103
		131,092
Software - 5.2%
Adobe Systems, Inc. (a)	102,000	10,487
Check Point Software Technologies Ltd. (a)	300,264	24,721
Electronic Arts, Inc. (a)	732,900	58,075
Intuit, Inc.	180,000	20,462
Manhattan Associates, Inc. (a)	384,000	20,122
		133,867

TOTAL INFORMATION TECHNOLOGY		628,764

MATERIALS - 4.2%
Chemicals - 3.2%
Eastman Chemical Co.	211,000	15,850
Sherwin-Williams Co.	126,084	33,875
The Scotts Miracle-Gro Co. Class A	186,097	16,985
Valspar Corp.	136,990	13,985
		80,695
Containers & Packaging - 1.0%
Ball Corp.	350,000	26,271

TOTAL MATERIALS		106,966

REAL ESTATE - 3.6%
Equity Real Estate Investment Trusts (REITs) - 3.4%
Coresite Realty Corp.	226,000	15,940
Digital Realty Trust, Inc.	226,000	20,867
Equinix, Inc.	49,500	16,769
Equity Lifestyle Properties, Inc.	85,457	5,933
Extra Space Storage, Inc.	391,626	27,476
		86,985
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	214,900	6,241

TOTAL REAL ESTATE		93,226

TOTAL COMMON STOCKS
(Cost $2,483,871)		2,527,599

Money Market Funds - 6.1%
Fidelity Cash Central Fund, 0.39% (c)	50,897,877	50,908
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	104,126,158	104,147
TOTAL MONEY MARKET FUNDS
(Cost $155,056)		155,055
TOTAL INVESTMENT PORTFOLIO - 105.0%
(Cost $2,638,927)		2,682,654
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(127,578)
NET ASSETS - 100%		$2,555,076

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$138
Fidelity Securities Lending Cash Central Fund	1,840
Total	$1,978

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2016
Assets
Investment in securities, at value (including securities loaned of $101,582) — See accompanying schedule: Unaffiliated issuers (cost $2,483,871)	$2,527,599
Fidelity Central Funds (cost $155,056)	155,055
Total Investments (cost $2,638,927)		$2,682,654
Receivable for investments sold		45,725
Receivable for fund shares sold		1,091
Dividends receivable		2,933
Distributions receivable from Fidelity Central Funds		79
Prepaid expenses		7
Other receivables		71
Total assets		2,732,560
Liabilities
Payable to custodian bank	$1,370
Payable for investments purchased	67,194
Payable for fund shares redeemed	2,917
Accrued management fee	1,283
Other affiliated payables	449
Other payables and accrued expenses	143
Collateral on securities loaned, at value	104,128
Total liabilities		177,484
Net Assets		$2,555,076
Net Assets consist of:
Paid in capital		$2,613,601
Undistributed net investment income		11,987
Accumulated undistributed net realized gain (loss) on investments		(114,239)
Net unrealized appreciation (depreciation) on investments		43,727
Net Assets		$2,555,076
Growth Strategies:
Net Asset Value, offering price and redemption price per share ($2,080,302 ÷ 61,422 shares)		$33.87
Class K:
Net Asset Value, offering price and redemption price per share ($474,774 ÷ 13,907 shares)		$34.14

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2016
Investment Income
Dividends		$34,352
Special dividends		4,212
Income from Fidelity Central Funds		1,978
Total income		40,542
Expenses
Management fee
Basic fee	$16,992
Performance adjustment	2,825
Transfer agent fees	4,892
Accounting and security lending fees	853
Custodian fees and expenses	89
Independent trustees' fees and expenses	13
Registration fees	68
Audit	61
Legal	13
Miscellaneous	24
Total expenses before reductions	25,830
Expense reductions	(37)	25,793
Net investment income (loss)		14,749
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	446,630
Fidelity Central Funds	24
Total net realized gain (loss)		446,654
Change in net unrealized appreciation (depreciation) on investment securities		(468,799)
Net gain (loss)		(22,145)
Net increase (decrease) in net assets resulting from operations		$(7,396)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2016	Year ended November 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,749	$4,820
Net realized gain (loss)	446,654	118,840
Change in net unrealized appreciation (depreciation)	(468,799)	15,704
Net increase (decrease) in net assets resulting from operations	(7,396)	139,364
Distributions to shareholders from net investment income	(5,195)	(7,023)
Distributions to shareholders from net realized gain	–	(561)
Total distributions	(5,195)	(7,584)
Share transactions - net increase (decrease)	(665,611)	880,713
Redemption fees	199	404
Total increase (decrease) in net assets	(678,003)	1,012,897
Net Assets
Beginning of period	3,233,079	2,220,182
End of period	$2,555,076	$3,233,079
Other Information
Undistributed net investment income end of period	$11,987	$3,212

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Strategies Fund

Years ended November 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$33.91	$32.44	$27.66	$20.56	$19.05
Income from Investment Operations
Net investment income (loss)A	.16B	.04	.11	.09	.02C
Net realized and unrealized gain (loss)	(.16)	1.53	4.72	7.10	1.49
Total from investment operations	–	1.57	4.83	7.19	1.51
Distributions from net investment income	(.04)	(.09)	(.05)	(.07)D	–
Distributions from net realized gain	–	(.01)	–	(.02)D	–
Total distributions	(.04)	(.10)	(.05)	(.09)	–
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$33.87	$33.91	$32.44	$27.66	$20.56
Total ReturnF	.02%	4.86%	17.50%	35.13%	7.93%
Ratios to Average Net AssetsG,H
Expenses before reductions	.94%	.91%	.72%	.71%	.73%
Expenses net of fee waivers, if any	.94%	.91%	.72%	.71%	.73%
Expenses net of all reductions	.94%	.91%	.72%	.69%	.72%
Net investment income (loss)	.49%B	.13%	.37%	.39%	.09%C
Supplemental Data
Net assets, end of period (in millions)	$2,080	$2,535	$1,835	$1,640	$1,385
Portfolio turnover rateI	63%	40%	58%	87%	165%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .00%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Strategies Fund Class K

Years ended November 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$34.17	$32.70	$27.88	$20.74	$19.17
Income from Investment Operations
Net investment income (loss)A	.21B	.10	.17	.15	.07C
Net realized and unrealized gain (loss)	(.14)	1.52	4.76	7.14	1.50
Total from investment operations	.07	1.62	4.93	7.29	1.57
Distributions from net investment income	(.10)	(.15)	(.11)	(.13)D	–
Distributions from net realized gain	–	(.01)	–	(.02)D	–
Total distributions	(.10)	(.15)E	(.11)	(.15)	–
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$34.14	$34.17	$32.70	$27.88	$20.74
Total ReturnG	.20%	5.00%	17.75%	35.42%	8.19%
Ratios to Average Net AssetsH,I
Expenses before reductions	.78%	.76%	.53%	.48%	.48%
Expenses net of fee waivers, if any	.78%	.76%	.53%	.48%	.48%
Expenses net of all reductions	.78%	.76%	.53%	.46%	.47%
Net investment income (loss)	.64%B	.28%	.56%	.62%	.34%C
Supplemental Data
Net assets, end of period (in millions)	$475	$699	$385	$342	$274
Portfolio turnover rateJ	63%	40%	58%	87%	165%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .25%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $.15 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.008 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$176,837
Gross unrealized depreciation	(133,110)
Net unrealized appreciation (depreciation) on securities	$43,727
Tax Cost	$2,638,927

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,949
Capital loss carryforward	$(115,128)
Net unrealized appreciation (depreciation) on securities and other investments	$43,727

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(115,128)

The tax character of distributions paid was as follows:

	November 30, 2016	November 30, 2015
Ordinary Income	$5,195	$ 7,584

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,773,154 and $2,416,125, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to its benchmark index, the Russell Midcap Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Effective February 1, 2017, the Board of Trustees approved a reduction in the individual fund fee rate from .35% to .30%.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Strategies	$4,610.21
Class K	282.05
	$4,892

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $62 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. Interest is charged to the Fund based on its borrowing at a rate equal to .75% plus the higher of the Federal Funds Rate or one-month LIBOR. The Fund's average daily loan balance during the period for which loans were outstanding amounted to $5,000. The weighted average interest rate and interest expense was 1.037% and less than five hundred dollars, respectively.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,840, including $9 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2016	Year ended November 30, 2015
From net investment income
Growth Strategies	$3,237	$5,313
Class K	1,958	1,710
Total	$5,195	$7,023
From net realized gain
Growth Strategies	$–	$467
Class K	–	94
Total	$–	$561

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2016	Year ended November 30, 2015	Year ended November 30, 2016	Year ended November 30, 2015
Growth Strategies
Shares sold	6,979	28,968	$228,892	$964,524
Reinvestment of distributions	94	179	3,102	5,600
Shares redeemed	(20,401)	(10,968)	(674,632)	(368,991)
Net increase (decrease)	(13,328)	18,179	$(442,638)	$601,133
Class K
Shares sold	3,172	12,315	$103,937	$404,341
Reinvestment of distributions	59	57	1,958	1,804
Shares redeemed	(9,765)	(3,697)	(328,868)	(126,565)
Net increase (decrease)	(6,534)	8,675	$(222,973)	$279,580

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Strategies Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Growth Strategies Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 to November 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period-B June 1, 2016 to November 30, 2016
Growth Strategies	.91%
Actual		$1,000.00	$1,014.10	4.58C
Hypothetical-D		$1,000.00	$1,020.45	4.60C
Class K	.74%
Actual		$1,000.00	$1,015.20	3.73C
Hypothetical-D		$1,000.00	$1,021.30	3.74C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C If fees and changes to the Fund's Management Fee effective February 1, 2017, had been in effect during the current period, the annualized expense ratio and expenses paid would have been as shown in table below:

 D 5% return per year before expenses

	Annualized Expense Ratio	Expenses Paid
Growth Strategies	.86%
Actual		$4.33
Hypothetical		$4.34
Class K	.69%
Actual		$3.48
Hypothetical		$3.49

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Growth Strategies Fund
Growth Strategies	12/28/16	12/27/16	$0.184	$0.015
Class K	12/28/16	12/27/16	$0.233	$0.015

Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in August 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth Strategies Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Growth Strategies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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FEG-K-ANN-0117
1.863026.108

Fidelity® Growth Strategies Fund Annual Report November 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Strategies Fund	0.02%	12.44%	5.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund, a class of the fund, on November 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$17,449	Fidelity® Growth Strategies Fund
$20,992	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 8.06% for the 12 months ending November 30, 2016, rising sharply in the final month on post-election optimism for economic growth. The period began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained positive momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. For the year, 10 of the 11 sectors in the S&P 500® advanced, with six posting double-digit gains. Telecommunication services (+16%) led the way, its strength attributable to demand for dividend-paying equities early in the period, as well as to company-specific news. Cyclical sectors including industrials (+15%), financials (+14%), energy (+13%) and materials (+12%) posted strong gains, the latter two driven by a rebound in commodity prices. Conversely, real estate (+1%) lagged the index due to a late-period slump related to expectations for rising interest rates. Consumer discretionary (+3%) also underperformed, as competitive pressure continued to weigh on brick-and-mortar retailers.

Comments from Portfolio Manager Jean Park:  For the year, the fund’s share classes delivered essentially flat results, lagging the 4.54% return of the Russell Midcap Growth Index. The fund’s investments in what I considered higher-quality stocks with strong free cash flow yields at reasonable valuations did not keep pace with the rest of the mid-cap market, which was buoyed by strong returns of lower-quality stocks. Stock selection hurt relative performance most, especially in the health care and consumer staples sectors. The fund’s biggest relative detractor came from avoiding strong-performing semiconductor maker Nvidia, which was added to the benchmark in July but which I thought was too expensive. An overweighting in Ireland-based generic-drugmaker Endo International, which suffered amid negative publicity and government scrutiny of drug-pricing policies, also hurt performance. I eliminated the position in August. Conversely, positioning in information technology and consumer discretionary was modestly beneficial. An out-of-benchmark stake in casino operator Las Vegas Sands proved the fund’s top individual contributor; I pared back the fund’s position on share-price strength, harvesting some long-term gains for tax efficiency. Restaurant chain Domino’s Pizza was another win and another position I trimmed to take profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
O'Reilly Automotive, Inc.	2.6	2.5
Equifax, Inc.	2.5	2.3
AutoZone, Inc.	2.5	2.4
Electronic Arts, Inc.	2.3	2.2
VeriSign, Inc.	2.2	1.4
TransDigm Group, Inc.	2.1	2.0
Total System Services, Inc.	2.1	2.1
Fiserv, Inc.	1.9	1.7
Global Payments, Inc.	1.7	2.4
Ross Stores, Inc.	1.7	1.2
	21.6

Top Five Market Sectors as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.6	20.9
Consumer Discretionary	21.6	22.7
Industrials	15.3	16.3
Health Care	14.6	13.4
Financials	8.1	12.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of November 30, 2016*
Stocks	98.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 6.5%

As of May 31, 2016*
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 9.4%

Investments November 30, 2016

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.6%
Auto Components - 1.6%
Delphi Automotive PLC	110,243	$7,056
Tenneco, Inc. (a)	115,544	6,811
Visteon Corp.	350,600	27,582
		41,449
Diversified Consumer Services - 1.0%
H&R Block, Inc.	566,547	12,555
Service Corp. International	461,880	12,466
		25,021
Hotels, Restaurants & Leisure - 3.9%
Domino's Pizza, Inc.	154,000	25,878
Jack in the Box, Inc.	174,000	18,099
Las Vegas Sands Corp.	196,500	12,315
Wyndham Worldwide Corp.	589,000	42,402
		98,694
Household Durables - 1.9%
Leggett & Platt, Inc.	247,000	11,871
Newell Brands, Inc.	810,000	38,078
		49,949
Internet & Direct Marketing Retail - 0.6%
Liberty Interactive Corp. QVC Group Series A (a)	110,000	2,278
TripAdvisor, Inc. (a)	277,000	13,374
		15,652
Media - 2.9%
Interpublic Group of Companies, Inc.	1,379,234	33,198
Starz Series A (a)	792,000	26,817
Viacom, Inc. Class B (non-vtg.)	412,900	15,475
		75,490
Multiline Retail - 0.9%
Dollar Tree, Inc. (a)	254,000	22,393
Specialty Retail - 7.7%
AutoZone, Inc. (a)	79,600	62,341
L Brands, Inc.	335,000	23,524
O'Reilly Automotive, Inc. (a)	242,000	66,419
Ross Stores, Inc.	644,325	43,550
		195,834
Textiles, Apparel & Luxury Goods - 1.1%
Hanesbrands, Inc.	750,000	17,423
VF Corp.	197,300	10,755
		28,178

TOTAL CONSUMER DISCRETIONARY		552,660

CONSUMER STAPLES - 6.4%
Beverages - 1.6%
Dr. Pepper Snapple Group, Inc.	310,200	26,907
Monster Beverage Corp. (a)	285,000	12,754
		39,661
Food & Staples Retailing - 0.3%
Kroger Co.	190,000	6,137
Rite Aid Corp. (a)	175,000	1,393
		7,530
Food Products - 2.6%
Campbell Soup Co.	268,000	15,247
Mead Johnson Nutrition Co. Class A	253,000	18,239
The Hershey Co.	345,206	33,361
		66,847
Personal Products - 1.2%
Coty, Inc. Class A	802,000	15,005
Estee Lauder Companies, Inc. Class A	207,000	16,084
		31,089
Tobacco - 0.7%
Reynolds American, Inc.	317,000	17,150

TOTAL CONSUMER STAPLES		162,277

ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Tesoro Corp. (b)	165,900	13,496
FINANCIALS - 8.1%
Banks - 2.3%
Citizens Financial Group, Inc.	1,213,000	40,648
Huntington Bancshares, Inc.	318,100	3,964
Investors Bancorp, Inc.	940,000	12,728
		57,340
Capital Markets - 2.4%
MarketAxess Holdings, Inc.	30,500	5,056
Moody's Corp.	365,734	36,756
S&P Global, Inc.	168,000	19,990
		61,802
Consumer Finance - 0.0%
Credit Acceptance Corp. (a)(b)	300	58
Diversified Financial Services - 0.6%
Valvoline, Inc. (b)	713,000	14,966
Insurance - 2.8%
AmTrust Financial Services, Inc.	834,000	21,234
Aon PLC	113,500	12,950
Arch Capital Group Ltd. (a)	290,000	23,989
Progressive Corp.	417,000	13,886
		72,059

TOTAL FINANCIALS		206,225

HEALTH CARE - 14.6%
Health Care Equipment & Supplies - 4.1%
Edwards Lifesciences Corp. (a)	467,000	38,691
Intuitive Surgical, Inc. (a)	56,400	36,307
ResMed, Inc. (b)	499,700	30,722
		105,720
Health Care Providers & Services - 7.5%
Aetna, Inc.	46,000	6,019
AmerisourceBergen Corp.	500,087	39,002
Cardinal Health, Inc.	278,000	19,741
Cigna Corp.	95,000	12,800
DaVita HealthCare Partners, Inc. (a)	330,000	20,906
HCA Holdings, Inc. (a)	280,000	19,849
Henry Schein, Inc. (a)	119,166	17,751
Laboratory Corp. of America Holdings (a)	128,000	16,109
MEDNAX, Inc. (a)	288,940	18,917
Universal Health Services, Inc. Class B	164,500	20,237
		191,331
Life Sciences Tools & Services - 2.1%
Charles River Laboratories International, Inc. (a)	339,300	24,124
Mettler-Toledo International, Inc. (a)	72,800	29,995
		54,119
Pharmaceuticals - 0.9%
Jazz Pharmaceuticals PLC (a)	215,088	22,290

TOTAL HEALTH CARE		373,460

INDUSTRIALS - 15.3%
Aerospace & Defense - 3.5%
Huntington Ingalls Industries, Inc.	201,000	35,931
TransDigm Group, Inc.	213,425	53,661
		89,592
Airlines - 1.3%
Alaska Air Group, Inc.	170,000	13,986
JetBlue Airways Corp. (a)	1,001,000	20,110
		34,096
Commercial Services & Supplies - 1.2%
Deluxe Corp.	217,000	14,691
KAR Auction Services, Inc.	385,000	16,232
		30,923
Electrical Equipment - 0.9%
AMETEK, Inc.	480,000	22,728
Industrial Conglomerates - 1.4%
Roper Technologies, Inc.	195,597	35,425
Machinery - 2.9%
IDEX Corp.	230,000	21,530
Toro Co.	365,024	19,321
Wabtec Corp. (b)	379,400	32,124
		72,975
Professional Services - 3.5%
Equifax, Inc.	570,000	65,237
Verisk Analytics, Inc. (a)	298,700	24,816
		90,053
Trading Companies & Distributors - 0.6%
W.W. Grainger, Inc. (b)	63,900	14,733

TOTAL INDUSTRIALS		390,525

INFORMATION TECHNOLOGY - 24.6%
Communications Equipment - 0.9%
F5 Networks, Inc. (a)	154,217	21,706
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	507,662	34,653
Internet Software & Services - 2.2%
VeriSign, Inc. (a)(b)	708,200	55,842
IT Services - 9.8%
Amdocs Ltd.	360,600	21,265
Broadridge Financial Solutions, Inc.	477,014	30,882
CoreLogic, Inc. (a)	104,000	3,924
Fiserv, Inc. (a)	457,853	47,901
FleetCor Technologies, Inc. (a)	152,100	22,715
Genpact Ltd. (a)	314,373	7,523
Global Payments, Inc.	650,000	44,558
Paychex, Inc.	332,983	19,629
Total System Services, Inc.	1,081,000	53,207
		251,604
Semiconductors & Semiconductor Equipment - 5.1%
Broadcom Ltd.	114,100	19,453
KLA-Tencor Corp.	124,695	9,956
Lam Research Corp.	407,500	43,203
NXP Semiconductors NV (a)	296,285	29,377
Skyworks Solutions, Inc.	378,700	29,103
		131,092
Software - 5.2%
Adobe Systems, Inc. (a)	102,000	10,487
Check Point Software Technologies Ltd. (a)	300,264	24,721
Electronic Arts, Inc. (a)	732,900	58,075
Intuit, Inc.	180,000	20,462
Manhattan Associates, Inc. (a)	384,000	20,122
		133,867

TOTAL INFORMATION TECHNOLOGY		628,764

MATERIALS - 4.2%
Chemicals - 3.2%
Eastman Chemical Co.	211,000	15,850
Sherwin-Williams Co.	126,084	33,875
The Scotts Miracle-Gro Co. Class A	186,097	16,985
Valspar Corp.	136,990	13,985
		80,695
Containers & Packaging - 1.0%
Ball Corp.	350,000	26,271

TOTAL MATERIALS		106,966

REAL ESTATE - 3.6%
Equity Real Estate Investment Trusts (REITs) - 3.4%
Coresite Realty Corp.	226,000	15,940
Digital Realty Trust, Inc.	226,000	20,867
Equinix, Inc.	49,500	16,769
Equity Lifestyle Properties, Inc.	85,457	5,933
Extra Space Storage, Inc.	391,626	27,476
		86,985
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	214,900	6,241

TOTAL REAL ESTATE		93,226

TOTAL COMMON STOCKS
(Cost $2,483,871)		2,527,599

Money Market Funds - 6.1%
Fidelity Cash Central Fund, 0.39% (c)	50,897,877	50,908
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	104,126,158	104,147
TOTAL MONEY MARKET FUNDS
(Cost $155,056)		155,055
TOTAL INVESTMENT PORTFOLIO - 105.0%
(Cost $2,638,927)		2,682,654
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(127,578)
NET ASSETS - 100%		$2,555,076

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$138
Fidelity Securities Lending Cash Central Fund	1,840
Total	$1,978

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2016
Assets
Investment in securities, at value (including securities loaned of $101,582) — See accompanying schedule: Unaffiliated issuers (cost $2,483,871)	$2,527,599
Fidelity Central Funds (cost $155,056)	155,055
Total Investments (cost $2,638,927)		$2,682,654
Receivable for investments sold		45,725
Receivable for fund shares sold		1,091
Dividends receivable		2,933
Distributions receivable from Fidelity Central Funds		79
Prepaid expenses		7
Other receivables		71
Total assets		2,732,560
Liabilities
Payable to custodian bank	$1,370
Payable for investments purchased	67,194
Payable for fund shares redeemed	2,917
Accrued management fee	1,283
Other affiliated payables	449
Other payables and accrued expenses	143
Collateral on securities loaned, at value	104,128
Total liabilities		177,484
Net Assets		$2,555,076
Net Assets consist of:
Paid in capital		$2,613,601
Undistributed net investment income		11,987
Accumulated undistributed net realized gain (loss) on investments		(114,239)
Net unrealized appreciation (depreciation) on investments		43,727
Net Assets		$2,555,076
Growth Strategies:
Net Asset Value, offering price and redemption price per share ($2,080,302 ÷ 61,422 shares)		$33.87
Class K:
Net Asset Value, offering price and redemption price per share ($474,774 ÷ 13,907 shares)		$34.14

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2016
Investment Income
Dividends		$34,352
Special dividends		4,212
Income from Fidelity Central Funds		1,978
Total income		40,542
Expenses
Management fee
Basic fee	$16,992
Performance adjustment	2,825
Transfer agent fees	4,892
Accounting and security lending fees	853
Custodian fees and expenses	89
Independent trustees' fees and expenses	13
Registration fees	68
Audit	61
Legal	13
Miscellaneous	24
Total expenses before reductions	25,830
Expense reductions	(37)	25,793
Net investment income (loss)		14,749
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	446,630
Fidelity Central Funds	24
Total net realized gain (loss)		446,654
Change in net unrealized appreciation (depreciation) on investment securities		(468,799)
Net gain (loss)		(22,145)
Net increase (decrease) in net assets resulting from operations		$(7,396)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2016	Year ended November 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,749	$4,820
Net realized gain (loss)	446,654	118,840
Change in net unrealized appreciation (depreciation)	(468,799)	15,704
Net increase (decrease) in net assets resulting from operations	(7,396)	139,364
Distributions to shareholders from net investment income	(5,195)	(7,023)
Distributions to shareholders from net realized gain	–	(561)
Total distributions	(5,195)	(7,584)
Share transactions - net increase (decrease)	(665,611)	880,713
Redemption fees	199	404
Total increase (decrease) in net assets	(678,003)	1,012,897
Net Assets
Beginning of period	3,233,079	2,220,182
End of period	$2,555,076	$3,233,079
Other Information
Undistributed net investment income end of period	$11,987	$3,212

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Strategies Fund

Years ended November 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$33.91	$32.44	$27.66	$20.56	$19.05
Income from Investment Operations
Net investment income (loss)A	.16B	.04	.11	.09	.02C
Net realized and unrealized gain (loss)	(.16)	1.53	4.72	7.10	1.49
Total from investment operations	–	1.57	4.83	7.19	1.51
Distributions from net investment income	(.04)	(.09)	(.05)	(.07)D	–
Distributions from net realized gain	–	(.01)	–	(.02)D	–
Total distributions	(.04)	(.10)	(.05)	(.09)	–
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$33.87	$33.91	$32.44	$27.66	$20.56
Total ReturnF	.02%	4.86%	17.50%	35.13%	7.93%
Ratios to Average Net AssetsG,H
Expenses before reductions	.94%	.91%	.72%	.71%	.73%
Expenses net of fee waivers, if any	.94%	.91%	.72%	.71%	.73%
Expenses net of all reductions	.94%	.91%	.72%	.69%	.72%
Net investment income (loss)	.49%B	.13%	.37%	.39%	.09%C
Supplemental Data
Net assets, end of period (in millions)	$2,080	$2,535	$1,835	$1,640	$1,385
Portfolio turnover rateI	63%	40%	58%	87%	165%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .00%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Strategies Fund Class K

Years ended November 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$34.17	$32.70	$27.88	$20.74	$19.17
Income from Investment Operations
Net investment income (loss)A	.21B	.10	.17	.15	.07C
Net realized and unrealized gain (loss)	(.14)	1.52	4.76	7.14	1.50
Total from investment operations	.07	1.62	4.93	7.29	1.57
Distributions from net investment income	(.10)	(.15)	(.11)	(.13)D	–
Distributions from net realized gain	–	(.01)	–	(.02)D	–
Total distributions	(.10)	(.15)E	(.11)	(.15)	–
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$34.14	$34.17	$32.70	$27.88	$20.74
Total ReturnG	.20%	5.00%	17.75%	35.42%	8.19%
Ratios to Average Net AssetsH,I
Expenses before reductions	.78%	.76%	.53%	.48%	.48%
Expenses net of fee waivers, if any	.78%	.76%	.53%	.48%	.48%
Expenses net of all reductions	.78%	.76%	.53%	.46%	.47%
Net investment income (loss)	.64%B	.28%	.56%	.62%	.34%C
Supplemental Data
Net assets, end of period (in millions)	$475	$699	$385	$342	$274
Portfolio turnover rateJ	63%	40%	58%	87%	165%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .25%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $.15 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.008 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$176,837
Gross unrealized depreciation	(133,110)
Net unrealized appreciation (depreciation) on securities	$43,727
Tax Cost	$2,638,927

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,949
Capital loss carryforward	$(115,128)
Net unrealized appreciation (depreciation) on securities and other investments	$43,727

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(115,128)

The tax character of distributions paid was as follows:

	November 30, 2016	November 30, 2015
Ordinary Income	$5,195	$ 7,584

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,773,154 and $2,416,125, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to its benchmark index, the Russell Midcap Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Effective February 1, 2017, the Board of Trustees approved a reduction in the individual fund fee rate from .35% to .30%.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Strategies	$4,610.21
Class K	282.05
	$4,892

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $62 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. Interest is charged to the Fund based on its borrowing at a rate equal to .75% plus the higher of the Federal Funds Rate or one-month LIBOR. The Fund's average daily loan balance during the period for which loans were outstanding amounted to $5,000. The weighted average interest rate and interest expense was 1.037% and less than five hundred dollars, respectively.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,840, including $9 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2016	Year ended November 30, 2015
From net investment income
Growth Strategies	$3,237	$5,313
Class K	1,958	1,710
Total	$5,195	$7,023
From net realized gain
Growth Strategies	$–	$467
Class K	–	94
Total	$–	$561

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2016	Year ended November 30, 2015	Year ended November 30, 2016	Year ended November 30, 2015
Growth Strategies
Shares sold	6,979	28,968	$228,892	$964,524
Reinvestment of distributions	94	179	3,102	5,600
Shares redeemed	(20,401)	(10,968)	(674,632)	(368,991)
Net increase (decrease)	(13,328)	18,179	$(442,638)	$601,133
Class K
Shares sold	3,172	12,315	$103,937	$404,341
Reinvestment of distributions	59	57	1,958	1,804
Shares redeemed	(9,765)	(3,697)	(328,868)	(126,565)
Net increase (decrease)	(6,534)	8,675	$(222,973)	$279,580

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Strategies Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Growth Strategies Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 to November 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period-B June 1, 2016 to November 30, 2016
Growth Strategies	.91%
Actual		$1,000.00	$1,014.10	4.58C
Hypothetical-D		$1,000.00	$1,020.45	4.60C
Class K	.74%
Actual		$1,000.00	$1,015.20	3.73C
Hypothetical-D		$1,000.00	$1,021.30	3.74C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C If fees and changes to the Fund's Management Fee effective February 1, 2017, had been in effect during the current period, the annualized expense ratio and expenses paid would have been as shown in table below:

 D 5% return per year before expenses

	Annualized Expense Ratio	Expenses Paid
Growth Strategies	.86%
Actual		$4.33
Hypothetical		$4.34
Class K	.69%
Actual		$3.48
Hypothetical		$3.49

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Growth Strategies Fund
Growth Strategies	12/28/16	12/27/16	$0.184	$0.015
Class K	12/28/16	12/27/16	$0.233	$0.015

Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in August 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth Strategies Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Growth Strategies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® New Millennium Fund® Annual Report November 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Millennium Fund®	8.57%	13.32%	8.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Millennium Fund® on November 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,124	Fidelity® New Millennium Fund®
$19,462	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 8.06% for the 12 months ending November 30, 2016, rising sharply in the final month on post-election optimism for economic growth. The period began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained positive momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. For the year, 10 of the 11 sectors in the S&P 500® advanced, with six posting double-digit gains. Telecommunication services (+16%) led the way, its strength attributable to demand for dividend-paying equities early in the period, as well as to company-specific news. Cyclical sectors including industrials (+15%), financials (+14%), energy (+13%) and materials (+12%) posted strong gains, the latter two driven by a rebound in commodity prices. Conversely, real estate (+1%) lagged the index due to a late-period slump related to expectations for rising interest rates. Consumer discretionary (+3%) also underperformed, as competitive pressure continued to weigh on brick-and-mortar retailers.

Comments from Portfolio Manager John Roth:  For the year, the fund rose 8.57%, modestly outpacing S&P 500 Index. Versus the benchmark, stock picking and an overweighting in the strong-performing energy drove the fund’s outperformance. A sizable stake in Williams Companies was the fund’s largest individual contributor by a wide margin. Williams Companies owns a majority stake in Williams Partners, a master limited partnership (MLP) and North American pipeline owner, and another big contributor. Shares of Williams Companies were buoyed by speculation it was a takeover target, although no deals materialized during the period. Relative results also were boosted by choices in health care, particularly an underweighting in the pharmaceuticals, biotechnology & life sciences industry. Here, it helped to avoid index components Allergan and Gilead Sciences, which returned -38% and -29%, respectively. The fund's biggest individual detractor was Oceaneering International, a provider of engineering services to the offshore oil and gas industry. The fund’s foreign investments also dragged on relative performance amid currency fluctuations. Specifically, the U.K.’s June vote to leave the European Union, along with the associated sharp decline in the value of the British pound, weighed on our choices here.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	2.9	1.8
The Williams Companies, Inc.	2.3	1.7
Cisco Systems, Inc.	2.2	2.2
JPMorgan Chase & Co.	2.0	0.0
Chevron Corp.	1.9	3.0
Verizon Communications, Inc.	1.7	1.8
Eurofins Scientific SA	1.7	1.5
UnitedHealth Group, Inc.	1.6	0.4
Visa, Inc. Class A	1.5	1.6
American International Group, Inc.	1.5	1.4
	19.3

Top Five Market Sectors as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.2	18.2
Information Technology	18.8	17.4
Energy	15.6	17.5
Industrials	10.9	9.8
Health Care	9.9	9.3

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of November 30, 2016*
Stocks	96.5%
Bonds	0.1%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 13.4%

As of May 31, 2016*
Stocks	98.7%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments - 16.9%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments November 30, 2016

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.4%
Auto Components - 0.6%
Magna International, Inc. Class A (sub. vtg.) (a)	274,500	$11,092
Tenneco, Inc. (b)	134,200	7,911
		19,003
Automobiles - 0.3%
Tesla Motors, Inc. (b)	39,000	7,387
Distributors - 0.5%
Pool Corp.	160,400	16,138
Hotels, Restaurants & Leisure - 1.9%
ARAMARK Holdings Corp.	1,094,000	37,645
Domino's Pizza, Inc.	39,200	6,587
Noodles & Co. (a)(b)	1,142,458	4,798
Whitbread PLC	227,498	9,860
		58,890
Household Durables - 1.0%
D.R. Horton, Inc.	550,700	15,265
Toll Brothers, Inc. (b)	474,813	14,083
		29,348
Internet & Direct Marketing Retail - 0.9%
Etsy, Inc. (b)	287,293	3,562
Priceline Group, Inc. (b)	16,000	24,059
		27,621
Leisure Products - 0.3%
New Academy Holding Co. LLC unit (b)(c)(d)	66,000	7,991
Media - 0.2%
WME Entertainment Parent, LLC Class A unit (d)(e)	3,577,796	7,349
Multiline Retail - 0.5%
Target Corp.	202,000	15,602
Specialty Retail - 2.4%
AutoZone, Inc. (b)	20,800	16,290
Citi Trends, Inc.	482,366	8,374
Tiffany & Co., Inc. (a)	330,000	27,218
TJX Companies, Inc.	265,000	20,760
		72,642
Textiles, Apparel & Luxury Goods - 0.8%
Brunello Cucinelli SpA (a)	822,600	15,649
Hermes International SCA	22,100	9,121
		24,770

TOTAL CONSUMER DISCRETIONARY		286,741

CONSUMER STAPLES - 3.4%
Beverages - 0.4%
Constellation Brands, Inc. Class A (sub. vtg.)	77,000	11,638
Food & Staples Retailing - 0.3%
Tesco PLC (b)	3,245,200	8,471
Food Products - 2.7%
Amira Nature Foods Ltd. (a)(b)	1,082,352	7,955
Amplify Snack Brands, Inc. (a)(b)	1,229,313	11,678
Associated British Foods PLC	386,800	12,341
General Mills, Inc.	348,300	21,225
Greencore Group PLC	1,409,000	5,130
Mead Johnson Nutrition Co. Class A	192,700	13,892
The Hershey Co.	121,131	11,706
		83,927

TOTAL CONSUMER STAPLES		104,036

ENERGY - 15.3%
Energy Equipment & Services - 1.5%
FMC Technologies, Inc. (b)	325,600	11,155
Helmerich & Payne, Inc. (a)	168,300	12,732
Oceaneering International, Inc.	585,052	15,592
Odfjell Drilling A/S (b)	5,127,100	8,100
		47,579
Oil, Gas & Consumable Fuels - 13.8%
Anadarko Petroleum Corp.	474,800	32,832
Antero Resources Corp. (b)	732,100	17,929
Cabot Oil & Gas Corp.	711,100	15,730
Chevron Corp.	520,400	58,056
Cimarex Energy Co.	126,300	17,414
ConocoPhillips Co.	899,200	43,629
Denbury Resources, Inc. (a)(b)	2,486,300	9,398
Diamondback Energy, Inc. (b)	215,500	23,242
Energy Transfer Equity LP	918,700	15,645
EOG Resources, Inc.	252,600	25,897
GasLog Ltd. (a)	879,998	13,816
Golar LNG Ltd. (a)	552,600	13,483
Legacy Reserves LP	771,300	1,485
Southwestern Energy Co. (b)	510,600	5,795
Suncor Energy, Inc.	621,500	19,793
The Williams Companies, Inc.	2,251,900	69,133
Whiting Petroleum Corp. (b)	479,700	5,862
Williams Partners LP	843,900	30,802
		419,941

TOTAL ENERGY		467,520

FINANCIALS - 19.2%
Banks - 9.1%
Bank of America Corp.	4,140,500	87,449
First Republic Bank	206,200	16,888
JPMorgan Chase & Co.	757,200	60,705
PNC Financial Services Group, Inc.	288,600	31,902
Regions Financial Corp.	1,990,200	26,947
SunTrust Banks, Inc.	424,112	22,033
U.S. Bancorp	621,000	30,814
		276,738
Capital Markets - 2.7%
Apollo Investment Corp.	414,562	2,554
KKR & Co. LP	1,235,604	18,905
Morgan Stanley	813,300	33,638
State Street Corp.	349,900	27,572
		82,669
Insurance - 5.6%
AIA Group Ltd.	2,385,200	14,545
American International Group, Inc.	705,000	44,648
Arch Capital Group Ltd. (b)	308,200	25,494
Chubb Ltd.	309,709	39,643
First American Financial Corp.	559,800	21,127
FNF Group	810,900	25,900
		171,357
Thrifts & Mortgage Finance - 1.8%
Housing Development Finance Corp. Ltd.	425,968	7,830
MGIC Investment Corp. (b)	1,967,300	17,843
Radian Group, Inc.	1,919,923	27,954
		53,627

TOTAL FINANCIALS		584,391

HEALTH CARE - 9.9%
Health Care Equipment & Supplies - 2.6%
Boston Scientific Corp. (b)	1,857,500	38,004
DexCom, Inc. (b)	68,300	4,459
Teleflex, Inc.	55,800	8,254
The Cooper Companies, Inc.	106,441	17,508
Zeltiq Aesthetics, Inc. (b)	265,382	11,679
		79,904
Health Care Providers & Services - 3.1%
Amplifon SpA (a)	1,041,550	9,990
Capital Senior Living Corp. (a)(b)	558,100	8,695
Corvel Corp. (b)	29,534	951
Premier, Inc. (b)	239,400	7,216
UnitedHealth Group, Inc.	301,900	47,797
Universal Health Services, Inc. Class B	154,000	18,945
		93,594
Health Care Technology - 0.7%
HealthStream, Inc. (b)	425,610	10,666
Medidata Solutions, Inc. (b)	165,500	9,141
		19,807
Life Sciences Tools & Services - 2.5%
Agilent Technologies, Inc.	377,200	16,589
Eurofins Scientific SA	115,900	50,725
Illumina, Inc. (b)	67,300	8,960
		76,274
Pharmaceuticals - 1.0%
Catalent, Inc. (b)	724,193	17,330
Prestige Brands Holdings, Inc. (b)	300,000	14,271
		31,601

TOTAL HEALTH CARE		301,180

INDUSTRIALS - 10.9%
Aerospace & Defense - 4.1%
General Dynamics Corp.	194,400	34,088
KEYW Holding Corp. (a)(b)	1,576,737	19,757
Northrop Grumman Corp.	70,700	17,650
Space Exploration Technologies Corp. Class A (b)(d)	40,909	4,254
Teledyne Technologies, Inc. (b)	112,800	14,085
Textron, Inc.	426,600	19,636
TransDigm Group, Inc.	61,600	15,488
		124,958
Air Freight & Logistics - 2.4%
C.H. Robinson Worldwide, Inc. (a)	244,600	18,308
Expeditors International of Washington, Inc.	205,000	10,812
FedEx Corp.	127,600	24,457
Hub Group, Inc. Class A (b)	207,916	8,909
PostNL NV (b)	2,339,400	11,529
		74,015
Commercial Services & Supplies - 1.0%
KAR Auction Services, Inc.	283,900	11,969
Stericycle, Inc. (b)	125,800	9,180
U.S. Ecology, Inc.	193,056	8,967
		30,116
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (b)	268,644	16,659
Electrical Equipment - 0.4%
Melrose Industries PLC	4,653,496	10,670
Machinery - 0.5%
Pentair PLC	124,900	7,177
Rational AG	21,300	9,378
		16,555
Road & Rail - 0.9%
Genesee & Wyoming, Inc. Class A (b)	227,300	17,366
Kansas City Southern	108,100	9,590
		26,956
Trading Companies & Distributors - 1.0%
Rush Enterprises, Inc. Class A (b)	294,100	8,897
United Rentals, Inc. (b)	215,900	21,830
		30,727

TOTAL INDUSTRIALS		330,656

INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 3.0%
Brocade Communications Systems, Inc.	1,073,600	13,248
Cisco Systems, Inc.	2,237,900	66,734
Juniper Networks, Inc.	392,700	10,815
		90,797
Electronic Equipment & Components - 1.8%
Amphenol Corp. Class A	280,182	19,125
CDW Corp.	226,900	11,626
IPG Photonics Corp. (b)	149,000	14,292
Keysight Technologies, Inc. (b)	290,000	10,681
		55,724
Internet Software & Services - 3.3%
Akamai Technologies, Inc. (b)	375,300	25,033
Alphabet, Inc.:
Class A (b)	18,300	14,199
Class C (b)	17,700	13,417
Endurance International Group Holdings, Inc. (b)	1,110,200	8,826
Facebook, Inc. Class A (b)	182,800	21,647
GoDaddy, Inc. (a)(b)	489,700	17,306
		100,428
IT Services - 4.0%
First Data Corp. (f)	1,067,762	15,557
First Data Corp. Class A (b)	1,372,000	19,990
FleetCor Technologies, Inc. (b)	74,400	11,111
Leidos Holdings, Inc.	178,000	9,114
PayPal Holdings, Inc. (b)	557,200	21,887
Visa, Inc. Class A	578,100	44,699
		122,358
Semiconductors & Semiconductor Equipment - 3.2%
Broadcom Ltd.	106,600	18,174
Lam Research Corp.	97,200	10,305
Linear Technology Corp.	155,800	9,742
Maxim Integrated Products, Inc.	302,200	11,867
Qualcomm, Inc.	556,400	37,908
Xilinx, Inc.	157,800	8,518
		96,514
Software - 2.3%
ANSYS, Inc. (b)	131,500	12,365
Aspen Technology, Inc. (b)	531,000	28,053
Citrix Systems, Inc. (b)	207,300	17,979
Mobileye NV (b)	330,000	12,286
Trion World Network, Inc. (b)(d)	1,062,359	96
Trion World Network, Inc.:
warrants 8/10/17 (b)(d)	28,722	0
warrants 10/3/18 (b)(d)	42,310	0
		70,779
Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.	315,700	34,891

TOTAL INFORMATION TECHNOLOGY		571,491

MATERIALS - 3.4%
Chemicals - 2.1%
Albemarle Corp. U.S.	168,200	14,765
LyondellBasell Industries NV Class A	202,600	18,299
Potash Corp. of Saskatchewan, Inc.	514,800	9,389
PPG Industries, Inc.	206,000	19,762
		62,215
Metals & Mining - 1.3%
Franco-Nevada Corp.	143,800	8,353
Freeport-McMoRan, Inc.	838,200	12,866
Newcrest Mining Ltd.	541,982	7,704
Novagold Resources, Inc. (b)	2,591,580	11,884
		40,807

TOTAL MATERIALS		103,022

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Cousins Properties, Inc.	901,553	7,131
Parkway, Inc. (b)	112,694	2,209
VEREIT, Inc.	471,400	3,908
		13,248
Real Estate Management & Development - 0.3%
Realogy Holdings Corp.	414,300	10,005

TOTAL REAL ESTATE		23,253

TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	1,065,485	53,168
UTILITIES - 3.7%
Electric Utilities - 3.7%
Alliant Energy Corp.	498,200	17,895
Duke Energy Corp.	340,003	25,082
Exelon Corp.	609,400	19,812
IDACORP, Inc.	260,800	19,860
OGE Energy Corp.	265,200	8,394
Xcel Energy, Inc.	557,200	21,736
		112,779
TOTAL COMMON STOCKS
(Cost $2,511,523)		2,938,237
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.1%
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 12% 10/10/19 pay-in-kind (d)(g)	401	176
Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Pacific Drilling V Ltd. 7.25% 12/1/17 (f)	9,250	3,978
TOTAL CORPORATE BONDS
(Cost $8,116)		4,154
	Shares	Value (000s)

Other - 0.2%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) unit (d)(e)
(Cost $5,578)	5,578,436	5,578

Money Market Funds - 4.8%
Fidelity Cash Central Fund, 0.39% (h)	58,473,566	58,485
Fidelity Securities Lending Cash Central Fund 0.48% (h)(i)	86,330,619	86,348
TOTAL MONEY MARKET FUNDS
(Cost $144,818)		144,833
TOTAL INVESTMENT PORTFOLIO - 101.6%
(Cost $2,670,035)		3,092,802
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(48,107)
NET ASSETS - 100%		$3,044,695

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $25,444,000 or 0.8% of net assets.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $19,535,000 or 0.6% of net assets.

 (g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
New Academy Holding Co. LLC unit	8/1/11	$6,956
Space Exploration Technologies Corp. Class A	4/8/16	$3,944
Trion World Network, Inc.	8/22/08 - 3/20/13	$5,798
Trion World Network, Inc. warrants 8/10/17	8/10/10	$0
Trion World Network, Inc. warrants 10/3/18	10/10/13	$0
Trion World Network, Inc. 12% 10/10/19 pay-in-kind	10/10/13 - 10/10/16	$401
Utica Shale Drilling Program (non-operating revenue interest) unit	10/5/16 - 11/4/16	$5,578
WME Entertainment Parent, LLC Class A unit	8/16/16	$7,349

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$259
Fidelity Securities Lending Cash Central Fund	1,997
Total	$2,256

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$286,741	$271,401	$--	$15,340
Consumer Staples	104,036	95,565	8,471	--
Energy	467,520	467,520	--	--
Financials	584,391	576,561	7,830	--
Health Care	301,180	301,180	--	--
Industrials	330,656	326,402	--	4,254
Information Technology	571,491	571,395	--	96
Materials	103,022	95,318	7,704	--
Real Estate	23,253	23,253	--	--
Telecommunication Services	53,168	53,168	--	--
Utilities	112,779	112,779	--	--
Corporate Bonds	4,154	--	3,978	176
Other	5,578	--	--	5,578
Money Market Funds	144,833	144,833	--	--
Total Investments in Securities:	$3,092,802	$3,039,375	$27,983	$25,444

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.6%
Canada	2.0%
Bermuda	1.9%
Luxembourg	1.7%
Netherlands	1.4%
United Kingdom	1.4%
Switzerland	1.3%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		November 30, 2016
Assets
Investment in securities, at value (including securities loaned of $88,268) — See accompanying schedule: Unaffiliated issuers (cost $2,525,217)	$2,947,969
Fidelity Central Funds (cost $144,818)	144,833
Total Investments (cost $2,670,035)		$3,092,802
Cash		7
Receivable for investments sold		46,754
Receivable for fund shares sold		1,966
Dividends receivable		4,289
Interest receivable		342
Distributions receivable from Fidelity Central Funds		86
Prepaid expenses		7
Other receivables		242
Total assets		3,146,495
Liabilities
Payable for investments purchased	$12,579
Payable for fund shares redeemed	1,453
Accrued management fee	906
Other affiliated payables	457
Other payables and accrued expenses	81
Collateral on securities loaned, at value	86,324
Total liabilities		101,800
Net Assets		$3,044,695
Net Assets consist of:
Paid in capital		$2,443,396
Undistributed net investment income		30,997
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		147,538
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		422,764
Net Assets, for 81,068 shares outstanding		$3,044,695
Net Asset Value, offering price and redemption price per share ($3,044,695 ÷ 81,068 shares)		$37.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2016
Investment Income
Dividends		$49,430
Interest		2,375
Income from Fidelity Central Funds		2,256
Total income		54,061
Expenses
Management fee
Basic fee	$17,781
Performance adjustment	(6,532)
Transfer agent fees	4,670
Accounting and security lending fees	893
Custodian fees and expenses	68
Independent trustees' fees and expenses	13
Registration fees	39
Audit	105
Legal	9
Miscellaneous	28
Total expenses before reductions	17,074
Expense reductions	(120)	16,954
Net investment income (loss)		37,107
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	153,929
Fidelity Central Funds	12
Foreign currency transactions	(34)
Total net realized gain (loss)		153,907
Change in net unrealized appreciation (depreciation) on: Investment securities	36,889
Total change in net unrealized appreciation (depreciation)		36,889
Net gain (loss)		190,796
Net increase (decrease) in net assets resulting from operations		$227,903

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2016	Year ended November 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$37,107	$37,763
Net realized gain (loss)	153,907	390,376
Change in net unrealized appreciation (depreciation)	36,889	(433,579)
Net increase (decrease) in net assets resulting from operations	227,903	(5,440)
Distributions to shareholders from net investment income	(29,142)	(27,989)
Distributions to shareholders from net realized gain	(323,806)	(279,891)
Total distributions	(352,948)	(307,880)
Share transactions
Proceeds from sales of shares	164,269	332,339
Reinvestment of distributions	337,203	294,067
Cost of shares redeemed	(644,660)	(1,281,999)
Net increase (decrease) in net assets resulting from share transactions	(143,188)	(655,593)
Total increase (decrease) in net assets	(268,233)	(968,913)
Net Assets
Beginning of period	3,312,928	4,281,841
End of period	$3,044,695	$3,312,928
Other Information
Undistributed net investment income end of period	$30,997	$27,454
Shares
Sold	4,743	8,503
Issued in reinvestment of distributions	10,236	7,811
Redeemed	(18,882)	(33,051)
Net increase (decrease)	(3,903)	(16,737)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity New Millennium Fund

Years ended November 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$38.99	$42.10	$40.16	$32.83	$29.63
Income from Investment Operations
Net investment income (loss)A	.43	.39	.38B	.23	.32
Net realized and unrealized gain (loss)	2.31	(.46)	3.89	10.14	3.85
Total from investment operations	2.74	(.07)	4.27	10.37	4.17
Distributions from net investment income	(.35)	(.28)	(.19)	(.37)	(.13)
Distributions from net realized gain	(3.82)	(2.76)	(2.13)	(2.67)	(.84)
Total distributions	(4.17)	(3.04)	(2.33)C	(3.04)	(.97)
Net asset value, end of period	$37.56	$38.99	$42.10	$40.16	$32.83
Total ReturnD	8.57%	.08%	11.31%	34.78%	14.63%
Ratios to Average Net AssetsE,F
Expenses before reductions	.57%	.72%	.82%	.88%	.96%
Expenses net of fee waivers, if any	.57%	.72%	.82%	.88%	.96%
Expenses net of all reductions	.57%	.71%	.81%	.87%	.96%
Net investment income (loss)	1.25%	1.00%	.92%B	.65%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$3,045	$3,313	$4,282	$2,826	$2,001
Portfolio turnover rateG	44%	57%	44%	49%	71%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

 C Total distributions of $2.33 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $2.133 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity New Millennium Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$622,257
Gross unrealized depreciation	(196,730)
Net unrealized appreciation (depreciation) on securities	$425,527

Tax Cost	$2,667,275

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,710
Undistributed long-term capital gain	$145,976
Net unrealized appreciation (depreciation) on securities and other investments	$423,615

The tax character of distributions paid was as follows:

	November 30, 2016	November 30, 2015
Ordinary Income	$29,142	$ 44,620
Long-term Capital Gains	323,806	263,260
Total	$352,948	$ 307,880

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $12,927 in these Subsidiaries, representing .42% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,291,246 and $1,800,549, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Effective February 1, 2017, the Board of Trustees approved a reduction in the individual fund fee rate from .35% to .30%.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $32 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,128.60%		$-(a)

 (a) In the amount of less than five hundred dollars

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $79. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,997, including $32 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $97 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $23.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity New Millennium Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Millennium Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity New Millennium Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 to November 30, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period-B June 1, 2016 to November 30, 2016
Actual	.56%	$1,000.00	$1,078.70	$2.91-C
Hypothetical-D		$1,000.00	$1,022.20	$2.83-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C If fees and changes to the Fund's Management Fee effective February 1, 2017 had been in effect during the entire period, the annualized expense ratio would have been .51% and the expenses paid in the actual and hypothetical examples above would have been $2.65 and $2.58, respectively.

 D 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of New Millennium Fund voted to pay on December 28, 2016, to shareholders of record at the opening of business on December 27, 2016, a distribution of $1.819 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.426 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2016, $150,972,948, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Millennium Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity New Millennium Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity New Millennium Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Series Growth Company Fund Fidelity® Series Growth Company Fund Class F Annual Report November 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2016	Past 1 year	Life of fundA
Fidelity® Series Growth Company Fund	3.38%	10.65%
Class F	3.54%	10.83%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Growth Company Fund, a class of the fund, on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$13,637	Fidelity® Series Growth Company Fund
$13,395	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 8.06% for the 12 months ending November 30, 2016, rising sharply in the final month on post-election optimism for economic growth. The period began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained positive momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. For the year, 10 of the 11 sectors in the S&P 500 advanced, with six posting double-digit gains. Telecommunication services (+16%) led the way, its strength attributable to demand for dividend-paying equities early in the period, as well as to company-specific news. Cyclical sectors including industrials (+15%), financials (+14%), energy (+13%) and materials (+12%) posted strong gains, the latter two driven by a rebound in commodity prices. Conversely, real estate (+1%) lagged the index due to a late-period slump related to expectations for rising interest rates. Consumer discretionary (+3%) also underperformed, as competitive pressure continued to weigh on brick-and-mortar retailers.

Comments from Portfolio Manager Steven Wymer:  For the year, the fund’s share classes returned roughly 3.5%, underperforming the 4.25% gain of the benchmark Russell 3000 Growth Index. Versus the benchmark, positioning in the pharmaceuticals, biotechnology & life sciences industry weighed most on the fund’s performance. In general, stocks here suffered amid concerns about drug pricing and political scrutiny of drug-pricing practices. The fund’s biggest relative detractor was drugmaker Alnylam Pharmaceuticals, which specializes in genetically defined diseases. Its stock returned -58% for the year, losing half its value in a single day on news the firm was discontinuing a key drug after 18 patients died in a late-stage clinical trial. Another major fund laggard was Regeneron Pharmaceuticals (-30%). The firm faced concerns about slowing sales growth of its drug Eylea, which treats macular (retinal) degeneration. Turning to the positive, security selection in semiconductors & semiconductor equipment was a big plus. The fund’s largest relative contributor by far was graphics chipset maker Nvidia, a top holding. Its share price more than doubled this period, boosted by consecutive quarters of the firm's better-than-expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
NVIDIA Corp.	7.7	4.7
Apple, Inc.	4.8	4.2
Amazon.com, Inc.	4.6	4.4
Alphabet, Inc. Class A	3.9	4.0
Facebook, Inc. Class A	3.0	3.3
Salesforce.com, Inc.	3.0	4.7
adidas AG	2.2	1.2
Microsoft Corp.	2.2	1.4
Alphabet, Inc. Class C	1.9	2.0
Alkermes PLC	1.6	1.2
	34.9

Top Five Market Sectors as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	40.5	38.0
Consumer Discretionary	20.0	21.0
Health Care	18.6	18.0
Industrials	6.9	7.6
Consumer Staples	6.1	8.8

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of November 30, 2016 *
Stocks	97.9%
Convertible Securities	1.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 9.1%

As of May 31, 2016 *
Stocks	98.0%
Convertible Securities	1.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 7.9%

Investments November 30, 2016

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 19.9%
Auto Components - 0.0%
Adient PLC (a)	16,899	$905,110
Automobiles - 0.7%
Tesla Motors, Inc. (a)	403,600	76,441,840
Hotels, Restaurants & Leisure - 3.2%
Buffalo Wild Wings, Inc. (a)	174,400	29,403,840
China Lodging Group Ltd. ADR	136,500	7,149,870
Chipotle Mexican Grill, Inc. (a)	42,500	16,844,025
Dave & Buster's Entertainment, Inc. (a)	109,000	5,106,650
Del Taco Restaurants, Inc. (a)	412,400	5,988,048
Domino's Pizza, Inc.	84,000	14,115,360
Dunkin' Brands Group, Inc.	128,800	6,992,552
Hyatt Hotels Corp. Class A (a)	61,000	3,131,740
Las Vegas Sands Corp.	278,600	17,459,862
McDonald's Corp.	406,000	48,423,620
Panera Bread Co. Class A (a)(b)	91,500	19,408,065
Papa John's International, Inc.	307,200	27,144,192
Shake Shack, Inc. Class A (a)(b)	53,900	1,987,832
Starbucks Corp.	1,437,600	83,337,672
Wingstop, Inc.	99,900	3,065,931
Yum China Holdings, Inc.	742,000	20,865,040
Yum! Brands, Inc.	367,700	23,308,503
		333,732,802
Household Durables - 0.1%
Newell Brands, Inc.	74,898	3,520,955
Sony Corp. sponsored ADR	372,400	10,825,668
		14,346,623
Internet & Direct Marketing Retail - 7.0%
Amazon.com, Inc. (a)	631,899	474,284,432
Ctrip.com International Ltd. ADR (a)	404,200	18,281,966
Etsy, Inc. (a)	68,700	851,880
Expedia, Inc.	318,600	39,522,330
Groupon, Inc. Class A (a)	2,948,100	11,703,957
JD.com, Inc. sponsored ADR (a)	103,300	2,775,671
Netflix, Inc. (a)	586,900	68,667,300
Priceline Group, Inc. (a)	39,900	59,996,832
The Honest Co., Inc. (a)(c)	9,496	295,983
TripAdvisor, Inc. (a)	39,600	1,911,888
Vipshop Holdings Ltd. ADR (a)	1,409,600	15,815,712
Wayfair LLC Class A (a)(b)	828,501	30,198,861
		724,306,812
Leisure Products - 0.1%
Callaway Golf Co.	740,900	9,001,935
NJOY, Inc. (a)(c)	881,087	9
		9,001,944
Media - 1.6%
Comcast Corp. Class A	1,551,200	107,823,912
Lions Gate Entertainment Corp. (b)	74,200	1,736,280
The Walt Disney Co.	536,000	53,128,320
Twenty-First Century Fox, Inc. Class A	133,500	3,752,685
		166,441,197
Multiline Retail - 0.3%
Dollar General Corp.	76,600	5,922,712
Dollar Tree, Inc. (a)	174,400	15,375,104
Target Corp.	88,600	6,843,464
		28,141,280
Specialty Retail - 1.5%
AutoNation, Inc. (a)	106,800	4,769,688
CarMax, Inc. (a)(b)	95,448	5,515,940
DavidsTea, Inc. (a)	303,200	2,895,560
Home Depot, Inc.	747,400	96,713,560
L Brands, Inc.	204,800	14,381,056
Restoration Hardware Holdings, Inc. (a)	644,745	23,243,057
TJX Companies, Inc.	114,200	8,946,428
		156,465,289
Textiles, Apparel & Luxury Goods - 5.4%
adidas AG	1,577,548	232,425,737
Aritzia LP (a)	476,700	6,245,753
Columbia Sportswear Co.	52,900	3,008,423
Kate Spade & Co. (a)	1,087,734	16,152,850
lululemon athletica, Inc. (a)	2,670,800	152,208,892
NIKE, Inc. Class B	1,093,500	54,751,545
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	2,973,600	67,738,608
Tory Burch LLC unit (a)(c)(d)	248,840	13,820,574
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	136,700	4,210,360
Class C (non-vtg.)	136,859	3,528,225
VF Corp.	180,600	9,844,506
		563,935,473

TOTAL CONSUMER DISCRETIONARY		2,073,718,370

CONSUMER STAPLES - 6.1%
Beverages - 2.4%
Constellation Brands, Inc. Class A (sub. vtg.)	106,800	16,141,752
Dr. Pepper Snapple Group, Inc.	60,300	5,230,422
Monster Beverage Corp. (a)	2,652,500	118,699,375
PepsiCo, Inc.	338,800	33,913,880
The Coca-Cola Co.	1,776,700	71,689,845
		245,675,274
Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	410,000	61,545,100
CVS Health Corp.	308,900	23,751,321
Drogasil SA	798,800	15,231,771
Kroger Co.	121,100	3,911,530
Sprouts Farmers Market LLC (a)	21,700	434,217
Walgreens Boots Alliance, Inc.	196,000	16,607,080
Whole Foods Market, Inc.	214,500	6,518,655
		127,999,674
Food Products - 0.7%
Campbell Soup Co.	44,900	2,554,361
General Mills, Inc.	55,600	3,388,264
Mead Johnson Nutrition Co. Class A	318,500	22,960,665
Mondelez International, Inc.	206,800	8,528,432
The Hain Celestial Group, Inc. (a)	112,000	4,389,280
The Hershey Co.	91,800	8,871,552
The Kraft Heinz Co.	153,800	12,557,770
Tyson Foods, Inc. Class A	122,000	6,930,820
		70,181,144
Household Products - 0.3%
Church & Dwight Co., Inc.	273,100	11,959,049
Colgate-Palmolive Co.	146,900	9,582,287
Kimberly-Clark Corp.	85,700	9,907,777
Procter & Gamble Co.	44,400	3,661,224
		35,110,337
Personal Products - 0.7%
Coty, Inc. Class A	2,658,400	49,738,664
Herbalife Ltd. (a)	477,500	23,411,825
		73,150,489
Tobacco - 0.8%
Altria Group, Inc.	834,500	53,349,585
Japan Tobacco, Inc.	139,500	4,836,268
Philip Morris International, Inc.	153,700	13,568,636
Reynolds American, Inc.	294,482	15,931,476
		87,685,965

TOTAL CONSUMER STAPLES		639,802,883

ENERGY - 2.7%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	663,700	42,695,821
Halliburton Co.	164,800	8,749,232
Schlumberger Ltd.	62,300	5,236,315
U.S. Silica Holdings, Inc.	481,700	24,378,837
		81,060,205
Oil, Gas & Consumable Fuels - 1.9%
Anadarko Petroleum Corp.	144,400	9,985,260
Cabot Oil & Gas Corp.	454,200	10,046,904
Concho Resources, Inc. (a)	191,000	27,316,820
Continental Resources, Inc. (a)	219,100	12,709,991
EOG Resources, Inc.	459,100	47,066,932
Hess Corp.	88,500	4,952,460
Noble Energy, Inc.	353,800	13,501,008
PDC Energy, Inc. (a)	159,738	11,892,494
Pioneer Natural Resources Co.	190,893	36,468,199
Range Resources Corp.	469,200	16,506,456
Valero Energy Corp.	78,900	4,857,084
		195,303,608

TOTAL ENERGY		276,363,813

FINANCIALS - 2.4%
Banks - 1.0%
Citigroup, Inc.	183,500	10,347,565
HDFC Bank Ltd. sponsored ADR	472,711	30,499,314
JPMorgan Chase & Co.	617,300	49,488,941
Signature Bank (a)	19,900	2,983,209
Wells Fargo & Co.	264,400	13,992,048
		107,311,077
Capital Markets - 1.3%
BlackRock, Inc. Class A	131,500	48,758,885
BM&F BOVESPA SA	1,664,900	8,176,694
Charles Schwab Corp.	2,015,100	77,903,766
RPI International Holdings LP (c)	35,220	4,615,933
		139,455,278
Consumer Finance - 0.1%
American Express Co.	80,500	5,799,220
Discover Financial Services	38,058	2,579,191
		8,378,411

TOTAL FINANCIALS		255,144,766

HEALTH CARE - 18.1%
Biotechnology - 13.7%
AbbVie, Inc.	310,300	18,866,240
AbbVie, Inc. (e)	176,584	10,628,944
ACADIA Pharmaceuticals, Inc. (a)	1,185,574	31,998,642
Adaptimmune Therapeutics PLC sponsored ADR (a)	207,000	863,190
Adverum Biotechnologies, Inc. (a)	293,300	835,905
Agios Pharmaceuticals, Inc. (a)(b)	449,528	26,167,025
Aimmune Therapeutics, Inc. (a)	65,500	1,486,850
Alder Biopharmaceuticals, Inc. (a)	143,700	3,384,135
Alexion Pharmaceuticals, Inc. (a)	539,500	66,137,305
Alkermes PLC (a)	2,915,659	165,696,901
Alnylam Pharmaceuticals, Inc. (a)	1,429,466	62,710,673
Amgen, Inc.	545,700	78,618,999
Array BioPharma, Inc. (a)	1,877,900	15,201,601
aTyr Pharma, Inc. (a)	166,974	517,619
BeiGene Ltd. ADR (b)	545,998	17,308,137
Biogen, Inc. (a)	102,900	30,259,803
bluebird bio, Inc. (a)(b)	729,481	44,024,178
Celgene Corp. (a)	366,900	43,481,319
Celldex Therapeutics, Inc. (a)	1,607,843	6,125,882
Cellectis SA sponsored ADR (a)	215,400	3,631,644
Chimerix, Inc. (a)	870,731	4,257,875
Coherus BioSciences, Inc. (a)(b)	623,500	16,772,150
Corvus Pharmaceuticals, Inc.	102,900	1,587,747
CytomX Therapeutics, Inc. (a)	203,638	2,268,527
CytomX Therapeutics, Inc. (e)	207,739	2,314,212
Dicerna Pharmaceuticals, Inc. (a)	263,028	783,823
Editas Medicine, Inc.	380,862	5,434,901
Exelixis, Inc. (a)	5,481,284	92,743,325
Fate Therapeutics, Inc. (a)	222,273	653,483
Five Prime Therapeutics, Inc. (a)	344,400	19,809,888
Galapagos Genomics NV sponsored ADR (a)	348,834	20,623,066
Genocea Biosciences, Inc. (a)	148,100	595,362
Gilead Sciences, Inc.	843,700	62,180,690
Global Blood Therapeutics, Inc. (a)	198,664	3,804,416
Heron Therapeutics, Inc. (a)	275,451	4,228,173
Intellia Therapeutics, Inc. (a)(b)	391,238	6,161,999
Intercept Pharmaceuticals, Inc. (a)	47,700	4,823,424
Intrexon Corp. (a)	179,500	5,237,810
Ionis Pharmaceuticals, Inc. (a)	2,371,282	103,767,300
Ironwood Pharmaceuticals, Inc. Class A (a)	1,769,456	27,612,361
Lexicon Pharmaceuticals, Inc. (a)	2,036,777	31,020,114
Macrogenics, Inc. (a)	47,443	1,230,197
Merrimack Pharmaceuticals, Inc. (a)(b)	2,480,200	13,665,902
Momenta Pharmaceuticals, Inc. (a)	1,641,795	23,231,399
Opko Health, Inc. (a)(b)	131,674	1,368,093
PhaseRx, Inc. (b)	108,100	227,010
Protagonist Therapeutics, Inc.	78,767	1,965,237
Prothena Corp. PLC (a)	637,420	37,620,528
Regeneron Pharmaceuticals, Inc. (a)	367,100	139,219,004
Regulus Therapeutics, Inc. (a)	922,740	2,260,713
Rigel Pharmaceuticals, Inc. (a)	2,460,223	6,396,580
Sage Therapeutics, Inc. (a)	559,826	28,052,881
Seattle Genetics, Inc. (a)	1,013,417	65,679,556
Seres Therapeutics, Inc. (a)(b)	395,592	3,951,964
Seres Therapeutics, Inc. (e)	142,139	1,419,969
Shire PLC sponsored ADR	31,085	5,427,441
Spark Therapeutics, Inc. (a)	105,200	5,787,052
Syros Pharmaceuticals, Inc.	237,460	3,224,707
Syros Pharmaceuticals, Inc.	301,001	3,883,214
TESARO, Inc. (a)	36,800	4,993,392
Ultragenyx Pharmaceutical, Inc. (a)	241,300	18,891,377
Versartis, Inc. (a)	165,833	2,064,621
Vertex Pharmaceuticals, Inc. (a)	108,100	8,822,041
		1,424,008,516
Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	171,000	6,509,970
Align Technology, Inc. (a)	50,734	4,720,799
Baxter International, Inc.	158,100	7,014,897
Danaher Corp.	445,200	34,801,284
DexCom, Inc. (a)	168,400	10,994,836
Entellus Medical, Inc. (a)(b)	128,800	2,373,784
Genmark Diagnostics, Inc. (a)	436,900	5,076,778
Insulet Corp. (a)	610,720	20,550,728
Intuitive Surgical, Inc. (a)	29,807	19,187,958
Novocure Ltd. (a)(b)	428,400	3,320,100
Novocure Ltd. (e)	149,451	1,158,245
Penumbra, Inc. (a)	376,976	23,334,814
Presbia PLC (a)	349,774	1,532,010
St. Jude Medical, Inc.	123,700	9,797,040
Zeltiq Aesthetics, Inc. (a)(b)	135,400	5,958,954
		156,332,197
Health Care Providers & Services - 0.9%
Cardinal Health, Inc.	229,000	16,261,290
Express Scripts Holding Co. (a)	111,400	8,453,032
Laboratory Corp. of America Holdings (a)	56,400	7,097,940
McKesson Corp.	140,300	20,176,543
UnitedHealth Group, Inc.	260,100	41,179,032
		93,167,837
Health Care Technology - 0.3%
athenahealth, Inc. (a)(b)	232,800	22,022,880
Castlight Health, Inc. Class B (a)(b)	758,900	3,528,885
Cerner Corp. (a)	68,600	3,414,908
		28,966,673
Life Sciences Tools & Services - 0.1%
Divi's Laboratories Ltd.	35,223	602,464
Illumina, Inc. (a)	54,062	7,197,815
		7,800,279
Pharmaceuticals - 1.6%
Adimab LLC unit (a)(c)(d)	762,787	18,337,399
Allergan PLC	93,193	18,107,400
Avexis, Inc.	279,300	16,512,216
Bristol-Myers Squibb Co.	855,800	48,301,352
Castle Creek Pharmaceuticals, LLC Class A-2 unit (c)(d)	13,511	4,458,630
Cempra, Inc. (a)	118,800	772,200
Endocyte, Inc. (a)(b)	578,500	1,538,810
Intra-Cellular Therapies, Inc. (a)	967,598	13,488,316
Jazz Pharmaceuticals PLC (a)	135,500	14,041,865
Kolltan Pharmaceuticals, Inc. rights (a)	1,692,030	284,261
Mylan N.V. (a)	36,900	1,350,909
Stemcentrx, Inc. rights 12/31/21 (a)	568,100	1,567,956
Teva Pharmaceutical Industries Ltd. sponsored ADR	198,900	7,498,530
The Medicines Company (a)	589,123	20,678,217
Theravance Biopharma, Inc. (a)	92,900	2,586,336
		169,524,397

TOTAL HEALTH CARE		1,879,799,899

INDUSTRIALS - 6.7%
Aerospace & Defense - 0.8%
Lockheed Martin Corp.	163,400	43,341,850
Northrop Grumman Corp.	22,100	5,517,265
Space Exploration Technologies Corp. Class A (a)(c)	98,001	10,191,124
The Boeing Co.	191,100	28,772,016
		87,822,255
Air Freight & Logistics - 0.4%
FedEx Corp.	32,900	6,305,943
United Parcel Service, Inc. Class B	334,800	38,810,016
		45,115,959
Airlines - 2.6%
Allegiant Travel Co.	116,300	19,003,420
Delta Air Lines, Inc.	400,900	19,315,362
InterGlobe Aviation Ltd. (a)	191,918	2,404,774
JetBlue Airways Corp. (a)	2,902,600	58,313,234
Ryanair Holdings PLC sponsored ADR	164,510	13,134,478
Southwest Airlines Co.	924,200	43,076,962
Spirit Airlines, Inc. (a)	670,400	37,274,240
United Continental Holdings, Inc. (a)	756,400	52,153,780
Wheels Up Partners Holdings LLC Series B unit (a)(c)(d)	1,843,115	4,957,979
Wizz Air Holdings PLC (a)	938,442	19,679,234
		269,313,463
Building Products - 0.1%
Tyco International Ltd.	161,996	7,286,580
Electrical Equipment - 0.3%
AMETEK, Inc.	25,600	1,212,160
Eaton Corp. PLC	154,900	10,302,399
Emerson Electric Co.	135,500	7,647,620
Fortive Corp.	222,600	12,240,774
		31,402,953
Industrial Conglomerates - 0.9%
3M Co.	293,600	50,422,864
Honeywell International, Inc.	385,100	43,878,294
		94,301,158
Machinery - 1.3%
Caterpillar, Inc.	865,800	82,735,848
Cummins, Inc.	42,500	6,025,650
Deere & Co.	112,700	11,292,540
Illinois Tool Works, Inc.	106,100	13,281,598
Wabtec Corp.	72,500	6,138,575
Xylem, Inc.	228,300	11,775,714
		131,249,925
Road & Rail - 0.3%
Union Pacific Corp.	264,500	26,801,785

TOTAL INDUSTRIALS		693,294,078

INFORMATION TECHNOLOGY - 39.6%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	20,900	1,981,529
Cisco Systems, Inc.	207,000	6,172,740
Infinera Corp. (a)	3,822,800	32,493,800
Palo Alto Networks, Inc. (a)	28,500	3,829,545
		44,477,614
Electronic Equipment & Components - 0.2%
TE Connectivity Ltd.	39,600	2,678,544
Trimble, Inc. (a)	500,400	14,106,276
		16,784,820
Internet Software & Services - 10.6%
Actua Corp. (a)	975,218	13,214,204
Akamai Technologies, Inc. (a)	77,900	5,195,930
Alibaba Group Holding Ltd. sponsored ADR (a)	409,900	38,538,798
Alphabet, Inc.:
Class A (a)	520,270	403,667,088
Class C (a)	261,356	198,118,302
Apptio, Inc. Class A	124,600	2,468,326
Baidu.com, Inc. sponsored ADR (a)	6,800	1,135,260
Criteo SA sponsored ADR (a)(b)	93,187	3,845,827
eBay, Inc. (a)	948,100	26,366,661
Facebook, Inc. Class A (a)	2,649,558	313,760,658
GoDaddy, Inc. (a)	138,300	4,887,522
Hortonworks, Inc. (a)(b)	89,300	811,737
NAVER Corp.	2,693	1,824,949
New Relic, Inc. (a)	165,446	5,246,293
Nutanix, Inc.:
Class A (a)(b)	284,900	9,116,800
Class B	274,751	7,912,829
Shopify, Inc. Class A (a)	1,175,749	48,993,460
Tencent Holdings Ltd.	237,500	5,913,962
Twitter, Inc. (a)	14,790	273,467
Wix.com Ltd. (a)	308,407	15,266,147
		1,106,558,220
IT Services - 2.7%
Cognizant Technology Solutions Corp. Class A (a)	307,900	16,959,132
IBM Corp.	52,300	8,484,106
MasterCard, Inc. Class A	834,400	85,275,680
PayPal Holdings, Inc. (a)	1,052,400	41,338,272
Visa, Inc. Class A	1,602,700	123,920,764
		275,977,954
Semiconductors & Semiconductor Equipment - 11.3%
Advanced Micro Devices, Inc. (a)	1,367,800	12,187,098
Applied Materials, Inc.	69,500	2,237,900
Applied Micro Circuits Corp. (a)	1,824,174	15,961,523
ASML Holding NV	70,600	7,280,978
Broadcom Ltd.	212,836	36,286,410
Cavium, Inc. (a)	697,600	39,784,128
Cirrus Logic, Inc. (a)	884,900	48,669,500
Cree, Inc. (a)	1,011,366	25,607,787
Intel Corp.	122,700	4,257,690
KLA-Tencor Corp.	84,300	6,730,512
M/A-COM Technology Solutions Holdings, Inc. (a)	86,214	4,295,181
Mellanox Technologies Ltd. (a)	245,500	10,175,975
Micron Technology, Inc. (a)	102,300	1,997,919
NVIDIA Corp.	8,738,483	805,688,128
NXP Semiconductors NV (a)	88,800	8,804,520
Qorvo, Inc. (a)	81,200	4,336,892
Rambus, Inc. (a)	825,800	10,859,270
Silicon Laboratories, Inc. (a)	980,000	65,023,000
Skyworks Solutions, Inc.	44,078	3,387,394
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	441,400	13,105,166
Texas Instruments, Inc.	660,600	48,838,158
		1,175,515,129
Software - 9.4%
Activision Blizzard, Inc.	2,327,500	85,209,775
Adobe Systems, Inc. (a)	428,900	44,095,209
Appirio, Inc. Escrow(c)	100,642	24,184
Atlassian Corp. PLC	76,700	2,081,638
Autodesk, Inc. (a)	218,800	15,887,068
CyberArk Software Ltd. (a)	425,500	21,704,755
Electronic Arts, Inc. (a)	710,600	56,307,944
HubSpot, Inc. (a)	539,800	30,282,780
Intuit, Inc.	161,400	18,347,952
Microsoft Corp.	3,842,092	231,524,464
Oracle Corp.	338,200	13,592,258
Paylocity Holding Corp. (a)	62,900	2,082,619
Proofpoint, Inc. (a)	140,100	10,789,101
Red Hat, Inc. (a)	1,358,100	107,439,291
Salesforce.com, Inc. (a)	4,331,942	311,899,824
ServiceNow, Inc. (a)	156,900	13,046,235
Zendesk, Inc. (a)	495,200	10,542,808
		974,857,905
Technology Hardware, Storage & Peripherals - 5.0%
Apple, Inc.	4,498,065	497,126,144
Pure Storage, Inc. Class A (a)(b)	1,151,678	16,065,908
Samsung Electronics Co. Ltd.	5,078	7,529,192
Western Digital Corp.	34,420	2,191,177
		522,912,421

TOTAL INFORMATION TECHNOLOGY		4,117,084,063

MATERIALS - 1.4%
Chemicals - 1.4%
AdvanSix, Inc. (a)	23,144	432,793
CF Industries Holdings, Inc.	386,300	11,179,522
E.I. du Pont de Nemours & Co.	427,000	31,431,470
Monsanto Co.	270,691	27,802,673
Praxair, Inc.	67,900	8,168,370
The Dow Chemical Co.	415,300	23,140,516
The Mosaic Co.	95,200	2,703,680
The Scotts Miracle-Gro Co. Class A	476,560	43,495,631
		148,354,655
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	326,300	33,370,701
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	382,100	19,066,790
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)	912,000	49,439,520

TOTAL TELECOMMUNICATION SERVICES		68,506,310

TOTAL COMMON STOCKS
(Cost $7,441,158,275)		10,185,439,538

Preferred Stocks - 1.7%
Convertible Preferred Stocks - 1.7%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred unit (c)(d)	16,248	2,225,976
Household Durables - 0.0%
Roku, Inc.:
Series G, 8.00% (a)(c)	661,380	1,157,415
Series H (c)	228,870	400,523
		1,557,938
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc.:
Series C (a)(c)	22,157	729,568
Series D (a)(c)	19,064	695,382
		1,424,950
Media - 0.0%
Turn, Inc. Series E (a)(c)	205,882	652,461
TOTAL CONSUMER DISCRETIONARY		5,861,325
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Blue Apron, Inc. Series D (a)(c)	195,094	2,823,010
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
UNITY Biotechnology, Inc. Series B (c)	645,485	2,388,295
HEALTH CARE - 0.5%
Biotechnology - 0.4%
10X Genomics, Inc. Series C (c)	593,543	2,843,071
Immunocore Ltd. Series A (a)(c)	18,504	4,085,670
Intarcia Therapeutics, Inc. Series EE 0.00% (c)	116,544	6,992,640
Moderna Therapeutics, Inc.:
Series E (c)	1,403,070	12,318,955
Series F (c)	1,538,270	13,506,011
RaNA Therapeutics LLC Series B (a)(c)	1,211,240	835,756
		40,582,103
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (c)	783,663	5,117,398
Health Care Technology - 0.0%
Codiak Biosciences, Inc.:
Series A (c)	163,914	432,733
Series B (c)	532,720	1,406,381
		1,839,114
TOTAL HEALTH CARE		47,538,615
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)	53,937	5,608,909
Commercial Services & Supplies - 0.0%
Domo, Inc. Series D (a)(c)	613,084	4,164,618
Professional Services - 0.1%
YourPeople, Inc. Series C (c)	1,527,000	14,552,310
TOTAL INDUSTRIALS		24,325,837
INFORMATION TECHNOLOGY - 0.9%
Internet Software & Services - 0.5%
Jet.Com, Inc. Series B1 Escrow(c)	2,105,094	691,418
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)	1,095,852	53,447,144
Series E, 8.00% (a)(c)	51,852	2,528,938
		56,667,500
IT Services - 0.1%
AppNexus, Inc. Series E (a)(c)	209,665	5,451,290
Software - 0.3%
Appirio, Inc. Series E Escrow(c)	704,496	188,629
Cloudera, Inc. Series F (a)(c)	113,172	3,399,879
Cloudflare, Inc. Series D 0.08% (a)(c)	344,325	2,062,507
Dataminr, Inc. Series D (a)(c)	442,241	3,064,244
Snapchat, Inc. Series F (a)(c)	545,559	16,759,572
Taboola.Com Ltd. Series E (a)(c)	331,426	4,344,001
		29,818,832
TOTAL INFORMATION TECHNOLOGY		91,937,622
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series E (c)	242,424	1,119,999

TOTAL CONVERTIBLE PREFERRED STOCKS		175,994,703

Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Yumanity Holdings LLC Class A (c)	130,754	1,009,421
TOTAL PREFERRED STOCKS
(Cost $140,419,949)		177,004,124
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Turn, Inc. 1.48% 3/2/23(c)
(Cost $64,000)	$64,000	64,000
	Shares	Value

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 0.39% (f)	44,179,563	44,188,399
Fidelity Securities Lending Cash Central Fund 0.48% (f)(g)	77,530,926	77,546,433
TOTAL MONEY MARKET FUNDS
(Cost $121,720,323)		121,734,832
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $7,703,362,547)		10,484,242,494
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(78,095,861)
NET ASSETS - 100%		$10,406,146,633

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $233,769,939 or 2.2% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,521,370 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
10X Genomics, Inc. Series C	2/23/16	$2,658,004
Adimab LLC unit	9/17/14 - 6/5/15	$11,583,995
Altiostar Networks, Inc. Series E, 0.00%	9/26/16	$1,119,999
Appirio, Inc. Escrow	11/24/16	$24,184
Appirio, Inc. Series E Escrow	11/24/16	$188,629
AppNexus, Inc. Series E	8/1/14	$4,200,051
Blue Apron, Inc. Series D	5/18/15	$2,599,998
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$4,458,630
Cloudera, Inc. Series F	2/5/14	$1,647,784
Cloudflare, Inc. Series D 0.08%	11/5/14	$2,109,163
Codiak Biosciences, Inc. Series A	11/12/15	$163,914
Codiak Biosciences, Inc. Series B	11/12/15	$1,598,160
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$5,638,573
Domo, Inc. Series D	1/24/14	$2,533,999
Immunocore Ltd. Series A	7/27/15	$3,482,067
Intarcia Therapeutics, Inc. Series EE 0.00%	9/2/16	$6,992,640
Jet.Com, Inc. Series B1 Escrow	9/19/16	$691,418
MOD Super Fast Pizza Holdings LLC Series 3 Preferred unit	11/3/16	$2,225,976
Moderna Therapeutics, Inc. Series E, 0.00%	12/18/14	$10,570,104
Moderna Therapeutics, Inc. Series F, 0.00%	8/10/16	$11,588,640
Mulberry Health, Inc. Series A8	1/20/16	$5,293,448
NJOY, Inc.	2/14/14	$1,528,156
RaNA Therapeutics LLC Series B	7/17/15	$1,308,139
Roku, Inc. Series G, 8.00%	10/1/14	$859,496
Roku, Inc. Series H	11/9/15	$349,919
RPI International Holdings LP	5/21/15 - 3/23/16	$4,390,645
Snapchat, Inc. Series F	3/25/15 - 2/12/16	$16,759,572
Space Exploration Technologies Corp. Class A	10/16/15	$8,722,089
Space Exploration Technologies Corp. Series G	1/20/15	$4,177,960
Taboola.Com Ltd. Series E	12/22/14	$3,455,249
The Honest Co., Inc.	8/21/14	$256,936
The Honest Co., Inc. Series C	8/21/14	$599,509
The Honest Co., Inc. Series D	8/3/15	$872,273
Tory Burch LLC unit	5/14/15	$17,704,966
Turn, Inc. Series E	12/30/13	$1,717,056
Turn, Inc. 1.48% 3/2/23	3/2/16	$64,000
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$17,000,007
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$1,727,583
UNITY Biotechnology, Inc. Series B, 0.00%	10/14/16	$2,652,943
Wheels Up Partners Holdings LLC Series B unit	9/18/15	$5,235,000
YourPeople, Inc. Series C 0.00%	5/1/15	$22,753,949
Yumanity Holdings LLC Class A	2/8/16	$883,727

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$149,635
Fidelity Securities Lending Cash Central Fund	1,838,428
Total	$1,988,063

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,079,579,695	$1,827,176,067	$232,425,737	$19,977,891
Consumer Staples	642,625,893	634,966,615	4,836,268	2,823,010
Energy	276,363,813	276,363,813	--	--
Financials	257,533,061	250,528,833	--	7,004,228
Health Care	1,928,347,935	1,840,037,031	15,114,622	73,196,282
Industrials	717,619,915	675,740,201	2,404,774	39,474,940
Information Technology	4,209,021,685	4,103,233,088	13,826,791	91,961,806
Materials	148,354,655	148,354,655	--	--
Real Estate	33,370,701	33,370,701	--	--
Telecommunication Services	69,626,309	68,506,310	--	1,119,999
Corporate Bonds	64,000	--	--	64,000
Money Market Funds	121,734,832	121,734,832	--	--
Total Investments in Securities:	$10,484,242,494	$9,980,012,146	$268,608,192	$235,622,156

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$195,481,953
Net Realized Gain (Loss) on Investment Securities	10,901,561
Net Unrealized Gain (Loss) on Investment Securities	25,113,968
Cost of Purchases	91,462,660
Proceeds of Sales	(87,337,986)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$235,622,156
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2016	$23,642,869

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2016
Assets
Investment in securities, at value (including securities loaned of $73,957,969) — See accompanying schedule: Unaffiliated issuers (cost $7,581,642,224)	$10,362,507,662
Fidelity Central Funds (cost $121,720,323)	121,734,832
Total Investments (cost $7,703,362,547)		$10,484,242,494
Cash		246,924
Restricted cash		100,000
Receivable for investments sold		373,105,592
Receivable for fund shares sold		7,264,032
Dividends receivable		9,460,546
Interest receivable		709
Distributions receivable from Fidelity Central Funds		111,960
Prepaid expenses		24,180
Other receivables		22,998
Total assets		10,874,579,435
Liabilities
Payable for investments purchased	$8,901,740
Payable for fund shares redeemed	372,238,239
Accrued management fee	5,511,906
Payable for daily variation margin for derivative instruments	3,463,074
Other affiliated payables	654,287
Other payables and accrued expenses	130,570
Collateral on securities loaned, at value	77,532,986
Total liabilities		468,432,802
Net Assets		$10,406,146,633
Net Assets consist of:
Paid in capital		$7,392,945,560
Undistributed net investment income		19,689,747
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		212,642,518
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,780,868,808
Net Assets		$10,406,146,633
Series Growth Company:
Net Asset Value, offering price and redemption price per share ($4,032,150,803 ÷ 298,824,090 shares)		$13.49
Class F:
Net Asset Value, offering price and redemption price per share ($6,373,995,830 ÷ 471,704,097 shares)		$13.51

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2016
Investment Income
Dividends		$88,096,449
Interest		771
Income from Fidelity Central Funds		1,988,063
Total income		90,085,283
Expenses
Management fee
Basic fee	$58,120,384
Performance adjustment	1,335,757
Transfer agent fees	6,735,338
Accounting and security lending fees	1,340,126
Custodian fees and expenses	333,456
Independent trustees' fees and expenses	46,066
Audit	152,235
Legal	20,035
Interest	16,297
Miscellaneous	87,909
Total expenses before reductions	68,187,603
Expense reductions	(194,330)	67,993,273
Net investment income (loss)		22,092,010
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	235,549,117
Fidelity Central Funds	2,449
Foreign currency transactions	(16,598)
Futures contracts	(3,463,074)
Total net realized gain (loss)		232,071,894
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $172,578)	76,320,793
Assets and liabilities in foreign currencies	2,937
Total change in net unrealized appreciation (depreciation)		76,323,730
Net gain (loss)		308,395,624
Net increase (decrease) in net assets resulting from operations		$330,487,634

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2016	Year ended November 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,092,010	$36,951,159
Net realized gain (loss)	232,071,894	(15,647,293)
Change in net unrealized appreciation (depreciation)	76,323,730	929,612,994
Net increase (decrease) in net assets resulting from operations	330,487,634	950,916,860
Distributions to shareholders from net investment income	(37,257,434)	(29,612,988)
Distributions to shareholders from net realized gain	–	(59,029,508)
Total distributions	(37,257,434)	(88,642,496)
Share transactions - net increase (decrease)	(1,345,489,350)	88,642,433
Total increase (decrease) in net assets	(1,052,259,150)	950,916,797
Net Assets
Beginning of period	11,458,405,783	10,507,488,986
End of period	$10,406,146,633	$11,458,405,783
Other Information
Undistributed net investment income end of period	$19,689,747	$35,069,004

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Growth Company Fund

Years ended November 30,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.08	$12.10	$10.29	$10.00
Income from Investment Operations
Net investment income (loss)B	.01	.03	.02	.01
Net realized and unrealized gain (loss)	.43	1.04	1.80	.28
Total from investment operations	.44	1.07	1.82	.29
Distributions from net investment income	(.03)	(.02)	(.01)	–
Distributions from net realized gain	–	(.07)	–	–
Total distributions	(.03)	(.09)	(.01)	–
Net asset value, end of period	$13.49	$13.08	$12.10	$10.29
Total ReturnC,D	3.38%	8.94%	17.67%	2.90%
Ratios to Average Net AssetsE,F
Expenses before reductions	.74%	.79%	.74%	.76%G
Expenses net of fee waivers, if any	.74%	.79%	.74%	.76%G
Expenses net of all reductions	.74%	.79%	.74%	.76%G
Net investment income (loss)	.11%	.24%	.22%	.87%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,032,151	$4,602,479	$4,353,274	$4,063,472
Portfolio turnover rateH	20%	18%	14%	1%I

 A For the period November 7, 2013 (commencement of operations) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Growth Company Fund Class F

Years ended November 30,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.10	$12.11	$10.29	$10.00
Income from Investment Operations
Net investment income (loss)B	.03	.05	.04	.01
Net realized and unrealized gain (loss)	.43	1.05	1.79	.28
Total from investment operations	.46	1.10	1.83	.29
Distributions from net investment income	(.05)	(.04)	(.01)	–
Distributions from net realized gain	–	(.07)	–	–
Total distributions	(.05)	(.11)	(.01)	–
Net asset value, end of period	$13.51	$13.10	$12.11	$10.29
Total ReturnC,D	3.54%	9.20%	17.80%	2.90%
Ratios to Average Net AssetsE,F
Expenses before reductions	.58%	.63%	.57%	.57%G
Expenses net of fee waivers, if any	.58%	.63%	.57%	.57%G
Expenses net of all reductions	.58%	.63%	.57%	.57%G
Net investment income (loss)	.27%	.40%	.39%	1.06%G
Supplemental Data
Net assets, end of period (000 omitted)	$6,373,996	$6,855,927	$6,154,215	$5,239,424
Portfolio turnover rateH	20%	18%	14%	1%I

 A For the period November 7, 2013 (commencement of operations) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2016

1. Organization.

Fidelity Series Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Growth Company and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 11/30/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$64,000	Market approach	Transaction price	$100.00	Increase
Equities	$235,558,156	Discounted cash flow	Discount rate	8.0% - 22.1% / 18.0%	Decrease
			Weighted average cost of capital (WACC)	11.5%	Decrease
			Discount for lack of marketability	10.0% - 25.0% / 23.7%	Decrease
			Growth rate	2.0% - 2.5% / 2.1%	Increase
		Market approach	Discount rate	3.0% - 50.0% / 14.3%	Decrease
			Transaction price	$1.08 - $330.00 / $50.00	Increase
			Tender price	$24.04	Increase
			Discount for lack of marketability	10.0% - 20.0% / 15.8%	Decrease
			Liquidity preference	$6.75 - $63.39 / $46.19	Increase
			Premium rate	6.0% - 169.0% / 55.4%	Increase
			Proxy discount	12.0% - 36.1% / 19.5%	Decrease
			Proxy premium	21.5%	Increase
		Market comparable	Price/Earnings multiple (P/E)	10.5	Increase
			Enterprise value/EBITDA multiple	9.3	Increase
			Enterprise value/Sales multiple (EV/S)	0.6 – 15.3 / 5.1	Increase
			Enterprise value/Gross profit multiple (EV/GP)	5.1	Increase
		Recovery value	Recovery value	0.0% - 0.3% / 0.3%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,252,005,547
Gross unrealized depreciation	(478,229,211)
Net unrealized appreciation (depreciation) on securities	$2,773,776,336
Tax Cost	$7,710,466,158

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,689,748
Undistributed long-term capital gain	$219,746,130
Net unrealized appreciation (depreciation) on securities and other investments	$2,773,765,197

The tax character of distributions paid was as follows:

	November 30, 2016	November 30, 2015
Ordinary Income	$37,257,434	$ 86,891,843
Long-term Capital Gains	–	1,750,653
Total	$37,257,434	$ 88,642,496

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $43,900,558 in these Subsidiaries, representing .42% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period, the Fund recognized net realized gain (loss) of $(3,463,074) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,136,727,920 and $3,325,989,850, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Growth Company. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Growth Company	$6,735,338.16

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $71,057 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$72,304,214.58%		$16,297

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $7,827.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $27,036 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,838,428. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $112,821 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody by $80.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $81,429.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2016	Year ended November 30, 2015
From net investment income
Series Growth Company	$10,558,686	$8,276,602
Class F	26,698,748	21,336,386
Total	$37,257,434	$29,612,988
From net realized gain
Series Growth Company	$–	$24,475,300
Class F	–	34,554,208
Total	$–	$59,029,508

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2016	Year ended November 30, 2015	Year ended November 30, 2016	Year ended November 30, 2015
Series Growth Company
Shares sold	2,063,132	5,591,937	$25,665,235	$72,622,934
Reinvestment of distributions	832,704	2,812,789	10,558,686	32,751,902
Shares redeemed	(56,027,944)	(16,319,026)	(714,389,986)	(207,986,809)
Net increase (decrease)	(53,132,108)	(7,914,300)	$(678,166,065)	$(102,611,973)
Class F
Shares sold	13,758,094	26,155,838	$169,447,726	$334,771,011
Reinvestment of distributions	2,107,241	4,800,256	26,698,748	55,890,594
Shares redeemed	(67,666,109)	(15,442,203)	(863,469,759)	(199,407,199)
Net increase (decrease)	(51,800,774)	15,513,891	$(667,323,285)	$191,254,406

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Series Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Growth Company Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 23, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544, or for Class F, call 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 to November 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period-B June 1, 2016 to November 30, 2016
Series Growth Company	.75%
Actual		$1,000.00	$1,071.50	$3.88
Hypothetical-C		$1,000.00	$1,021.25	$3.79
Class F	.59%
Actual		$1,000.00	$1,073.10	$3.06
Hypothetical-C		$1,000.00	$1,022.05	$2.98

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees Fidelity Series Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series Growth Company Fund
Class F	12/19/16	12/16/16	$0.036	$0.311
Retail	12/19/16	12/16/16	$0.015	$0.311

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30 2016, $219,746,130, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Growth Company Fund and Class F designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Series Growth Company Fund and Class F designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Series Growth Company Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Series Growth Company Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Approval of New Advisory Contracts.  The Board also voted to approve a new management contract and new sub-advisory agreements for the fund (New Advisory Contracts) that will take effect if the shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) approve new management contracts for the Freedom Funds. Under the New Advisory Contracts the fund will no longer pay a management fee to FMR. The new sub-advisory agreements provide that FMR or its affiliates will pay the fees based on a portion of the management fees received by an affiliate of FMR under its management contracts with the Freedom Funds. The Board noted the New Advisory Contracts are expected to result in an overall decrease in the fees and expenses payable by the fund. The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided to the fund; or (iii) the day-to-day management of the fund and the personnel primarily responsible for such management. The Board considered that the new management contract does not have a performance fee adjustment, but noted that FMR will no longer charge a management fee for the fund. The Board also considered that the New Advisory Contracts provide that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee expenses, custodian fees and expenses, expenses related to proxy solicitations, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

XS7-ANN-0117
1.968007.103

Item 2.

Code of Ethics

As of the end of the period, November 30, 2016, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Growth Company Fund and Fidelity Series Growth Company Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$160,000	$-	$6,200	$3,700
Fidelity Series Growth Company Fund	$82,000	$-	$6,500	$1,700

November 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$101,000	$-	$6,000	$8,500
Fidelity Series Growth Company Fund	$46,000	$-	$5,800	$2,900

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Growth Strategies Fund, and Fidelity New Millennium Fund (the “Funds”):

Services Billed by PwC

November 30, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Strategies Fund	$54,000	$-	$4,100	$2,400
Fidelity New Millennium Fund	$74,000	$-	$4,300	$2,900

November 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Strategies Fund	$53,000	$-	$3,300	$2,700
Fidelity New Millennium Fund	$60,000	$-	$17,300	$3,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2016A	November 30, 2015A
Audit-Related Fees	$35,000	$-
Tax Fees	$-	$10,000
All Other Fees	$-	$10,000

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2016A	November 30, 2015A
Audit-Related Fees	$5,315,000	$5,890,000
Tax Fees	$10,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2016 A	November 30, 2015 A
Deloitte Entities	$285,000	$155,000
PwC	$6,615,000	$7,075,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 25, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	January 25, 2017